UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

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|X|    Preliminary Proxy Statement          |_|   Confidential, for Use of the
|_|    Definitive Proxy Statement                 Commission  Only (as permitted
|_|    Definitive Additional Materials             by Rule 14a-6(e)(2))
|_|    Soliciting Material Pursuant to
       Rule 14a-11(c) or Rule 14a-12

                              ENGLOBAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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|X|      No fee required.
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


                                    ENGlobal

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               AND PROXY STATEMENT

                                 April 30, 2009

Dear Stockholder:

         I am pleased to invite you to the Annual Meeting of Stockholders of ENGlobal Corporation ("ENGlobal"). The meeting will be held at the Hilton Houston North, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 18, 2009 at 10:00 a.m., local time.

         At the meeting, you and the other stockholders will be asked to vote on the following:

     o    the election of four directors to the Board of Directors of ENGlobal;
     o the approval of the adoption of the ENGlobal Corporation 2009 Equity Incentive Plan authorizing 480,000 shares, the equivalent number of shares remaining under the expired ENGlobal Corporation 1998 Incentive Plan previously approved by stockholders on June 14, 2007; and
     o any other business which properly comes before the meeting or at any adjournment or postponement thereof.

         This year we are furnishing proxy materials to our stockholders over the Internet. You may read, print and download our proxy statement and annual report at http://www.proxyvote.com. On or about May 8, 2009, we will mail our stockholders a notice containing instructions on how to access our proxy materials and vote online. The notice also provides instructions on how you can request proxy materials to be sent to you by mail or email and how you can enroll to receive proxy materials by mail or email for future meetings.

         Only stockholders of record at the close of business on April __, 2009 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Each share entitles the holder to one vote. You can vote over the Internet at http://www.proxyvote.com or by casting a ballot at the meeting. You may also vote by telephone by following the instructions found on the Internet site. If you request to receive proxy materials by mail or email, you may vote by any of the above methods or by mailing a proxy card. For specific voting information, see "General Information" beginning on page 1 of the enclosed proxy statement. Please submit a proxy or voting instructions in advance of the meeting even if you plan to attend the meeting. Submitting a proxy or voting instructions will not prevent you from attending the meeting in person, if you so desire, but will help ENGlobal ensure a quorum and reduce the expense of additional proxy solicitation.

         Attendance is limited to stockholders of ENGlobal, their proxy holders and our guests. Stockholders holding stock in brokerage accounts must bring a brokerage statement or other evidence of share ownership as of April __, 2009 in order to be admitted to the meeting.

                               Sincerely,

                               /s/  William A. Coskey

                               William A. Coskey, P.E.
                               Chairman of the Board and Chief Executive Officer



                                                  ENGlobal

                                    2009 ANNUAL MEETING OF STOCKHOLDERS
                                              PROXY STATEMENT

                                             TABLE OF CONTENTS
                                                                                                           Page
                                                                                                           ----

GENERAL INFORMATION......................................................................................    1
CORPORATE GOVERNANCE.....................................................................................    4
  Our Governance Practices...............................................................................    4
  The Board of Directors.................................................................................    4
  Committees of the Board of Directors...................................................................    5
  Director Nominations...................................................................................    7
  Communications with the Board..........................................................................    8
ITEMS TO BE VOTED ON BY STOCKHOLDERS.....................................................................    9
  Proposal One:  Election of Directors...................................................................    9
    Nominees.............................................................................................    9
    Recommendation of the Board..........................................................................    10
  Executive Officers.....................................................................................    10
  Proposal Two:  Approval of the Adoption of the ENGlobal 2009 Equity Incentive Plan.....................    11
    Summary Description of the Plan......................................................................    11
    Federal Income Tax Treatment of Awards under the Plan................................................    14
    Recommendation of the Board..........................................................................    15
STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............................................    15
  Directors and Executive Officers.......................................................................    15
  Principal Stockholders.................................................................................    16
  Section 16(a) Beneficial Ownership Reporting Compliance................................................    16
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS...........................................................    17
EXECUTIVE COMPENSATION...................................................................................    17
  Compensation Discussion and Analysis...................................................................    17
  Compensation Committee Report..........................................................................    23
  Executive Compensation Tables..........................................................................    24
  Review of and Conclusion Regarding all Components of Executive Compensation............................    26
DIRECTOR COMPENSATION....................................................................................    27
AUDIT MATTERS............................................................................................    28
  Report of the Audit Committee..........................................................................    28
  Principal Auditor Fees.................................................................................    29
OTHER MATTERS............................................................................................    30
STOCKHOLDER PROPOSALS FOR 2010...........................................................................    30
ANNUAL REPORT TO STOCKHOLDERS............................................................................    31
APPROVAL OF THE BOARD OF DIRECTORS.......................................................................    31
APPENDIX A: ENGLOBAL CORPORATION 2009 EQUITY INCENTIVE PLAN..............................................    A-1


                                                     i


                               GENERAL INFORMATION

     We are providing these proxy materials to you in connection with the solicitation of proxies by the Board of Directors of ENGlobal Corporation
("ENGlobal") for the 2009 Annual Meeting of Stockholders (the "Meeting") and for any adjournment or postponement of the Meeting. In this Proxy Statement, we refer to ENGlobal as the "Company," "we," "our" or "us."

     We are making these proxy materials available to you on the Internet. On or about May 8, 2009, we will mail a notice to our stockholders containing instructions on how to access the proxy materials at http://www.proxyvote.com and vote online. In addition, stockholders may request proxy materials to be sent to them by mail or email.

Who is soliciting my proxy?

     We, the Board of Directors of ENGlobal (the "Board"), are making these proxy materials available to you in connection with our solicitation of proxies for use at the Meeting. Specified directors, officers, and employees of ENGlobal may also solicit proxies on our behalf by mail, phone, fax, or in person.

Who is paying for this solicitation?

     ENGlobal will pay for the solicitation of proxies, including the cost of preparing and assembling these proxy materials, making these proxy materials available on the Internet, mailing notices to our stockholders, and mailing these proxy materials to our stockholders on request. We have retained and pay a fee to Broadridge Financial Solutions, Inc. to assist us in making our proxy materials available on the Internet and tabulating our proxies, but we pay no separate compensation solely for the solicitation of proxies.

What is the purpose of the Meeting?

     At the Meeting, stockholders will be asked to (1) elect directors and (2) approve and ratify the adoption of the ENGlobal Corporation 2009 Equity
Incentive Plan.

Who is entitled to vote at the Meeting?

     Only stockholders of record at the close of business on April __, 2009, the record date for the Meeting, are entitled to receive notice of and to vote at the Meeting. If you were a stockholder of record on that date, you are entitled to vote all of the shares you held on that date at the Meeting, or any postponements or adjournments of the Meeting.

     If your shares are registered directly in your name, you are the holder of record of these shares and we will send the notice and online access and voting instructions directly to you. If you hold your shares in a brokerage account or through a bank or other holder of record, you hold the shares in "street name," and your broker, bank or other holder of record will send voting instructions to you.

How many votes do I have?

     You have one vote at the Meeting, or any postponements or adjournments of the Meeting, for each share of our Common Stock you owned as of the record date.
Stockholders do not have cumulative voting rights.

                                       1


How do I vote?

     You may submit a proxy or voting instructions over the Internet at http://www.proxyvote.com by following the instructions provided in the notice mailed to you or by voting in person at the Meeting. You may also submit a proxy or voting instructions by telephone by following the instructions found on the Internet site. If you request proxy materials by mail or email, you may submit a proxy or voting instructions by any of the above methods or by completing and mailing a proxy card.

     If you hold your shares in street name, you have the right to direct your broker, bank or other holder of record how to vote by following the instructions sent to you by the holder of record. If you desire to vote in person at the Meeting, as a holder in street name, you must provide a legal proxy from your bank, broker or other holder of record.

May I revoke my proxy or change my voting instructions?

     Yes, you may revoke your proxy or change your voting instructions by (a) voting in person at the Meeting, (b) casting a vote over the Internet or by telephone at a later date or (c) sending a written notice of revocation to our Corporate Secretary by mail to ENGlobal Corporation, 654 N. Sam Houston Parkway
E., Suite 400, Houston, Texas 77060-5914 or by facsimile at (281) 878-1011;
provided, that, with regard to (b) and (c), the Company receives such change prior to the Meeting. If you request proxy materials by mail or email, you may also change your proxy by mailing a proxy card with a later date, provided that the Company receives the later dated proxy card prior to the Meeting. If you submit a new proxy, only your later dated proxy (whether cast by Internet, telephone, mail or in person) will be counted.

What are the Board's recommendations?

     The Board's recommendations are set forth together with the description of each item in this Proxy Statement. The Board recommends a vote FOR the election of four directors to our Board to serve until the next annual meeting of stockholders and FOR the approval of the adoption of the ENGlobal Corporation
2009 Equity Incentive Plan.

     If any other matter properly comes before the Meeting, with regard to any proxies submitted by stockholders, William A. Coskey, P.E. and R.W. (Bob)
Raiford will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

How many votes must be present to hold the Meeting?

     We will have a quorum, and will be able to conduct the business of the Meeting, if the holders of a majority of shares of Common Stock outstanding and entitled to vote are represented in person or by proxy at the Meeting. As of the record date, 27,294,852 shares of Common Stock, representing the same number of votes, were outstanding. Thus, the presence in person or by proxy of the record holders of at least 13,647,427 shares of Common Stock will be required to establish a quorum. Stockholders of record who are present at the Meeting in person or by proxy and who abstain from voting, including brokers holding customers' shares of record who cause abstentions to be recorded at the Meeting, will be included in the number of stockholders present at the Meeting for purposes of determining whether a quorum is present.

What vote is required to approve each item?

     The election of directors is decided by a plurality of the votes cast. For this purpose, "plurality" means that the individuals receiving the largest number of affirmative votes, whether or not they receive a majority of the


                                       2



votes, are elected as directors, up to the maximum number of directors to be chosen at the election. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more directors will not be voted with regard to the director or director indicated, although it will be counted for purposes of determining whether there is a quorum.

     With regard to each other item voted on at the Meeting, including the adoption of the 2009 Equity Incentive Plan, the affirmative vote of the holders of a majority of the votes cast in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked
"Abstain" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     For shares held in "street name" through a broker or other nominee, the broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if stockholders do not give their broker or nominee specific instructions, their shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

What if I do not mark a voting choice for some of the matters listed on my proxy card?

     If you request proxy materials by mail or email and send a proxy card without specifying a vote or an abstention, your shares will be voted "FOR" the director nominees listed on the proxy card and in this Proxy Statement, and for the approval of the ENGlobal Corporation 2009 Equity Incentive Plan.

Could other matters be decided at the Meeting?

     We do not know of any matters that will be considered at the Meeting other than the items set forth in this Proxy Statement. If other matters are properly raised at the Meeting, your proxy authorizes the Proxy Holders to vote as they think best, unless authority to do so is withheld by you in your proxy.

What happens if the Meeting is postponed or adjourned?

     If the Meeting is postponed or adjourned, your proxy will still be good and may be voted at the postponed or adjourned meeting. You will still be able to change or revoke your proxy until it is voted at the Meeting.

How do I get copies of the exhibits filed with ENGlobal's Form 10-K?

     We are furnishing our annual report to our stockholders over the Internet.
You may read, print and download our annual report at http://www.proxyvote.com.
You may request the annual report be sent to you by mail or email by following the instructions on the notice of internet availability to be mailed to you on or about May 8, 2009. ENGlobal will provide to any stockholder as of the record date, who so specifically requests in writing, copies of the exhibits filed with ENGlobal's Annual Report on Form 10-K for a reasonable fee. Requests for such copies should be directed to Corporate Secretary, ENGlobal Corporation, 654 N.
Sam Houston Parkway E., Suite 400, Houston, Texas 77060-5914. The annual report may also be read, downloaded and printed at www.englobal.com. In addition, copies of all exhibits filed electronically by ENGlobal may be reviewed and printed from the SEC's website at: www.sec.gov.


                                       3


                              CORPORATE GOVERNANCE

     The following section summarizes information about our corporate governance policies, our Board and its committees and the director nomination process.

                            Our Governance Practices

Corporate Governance Guidelines

     We believe that good corporate governance helps to ensure that the Company is managed for the long-term benefit of our stockholders. During the past year, we continued to review our corporate governance policies and practices, the corporate governance rules and regulations of the SEC, and the rules of the NASDAQ Stock Market ("NASDAQ").

     In 2008, we reviewed our Audit Committee, Compensation Committee,
Nominating & Corporate Governance Committee Charters, Corporate Code of Conduct, and other policies and procedures required by applicable law or stock exchange listing standards. You can access and print these documents from the "Investor
Relations" section of our website at www.englobal.com or you can request copies at no cost by writing us at ENGlobal Corporation, 654 N. Sam Houston Parkway E.,
Suite 400, Houston, TX 77060-5914, Attention: Investor Relations.

Corporate Code of Conduct

     The Company has adopted a Corporate Code of Conduct that applies to all of the Company's directors, officers and employees in accordance with NASDAQ rules.
The purpose and role of this code is to focus our officers, directors, and employees on areas of ethical risk, provide guidance to help them recognize and deal with ethical issues, provide mechanisms to report unethical or unlawful conduct, and help enhance and formalize our culture of integrity, honesty and accountability. We have posted our Code of Conduct on the "Investor Relations" section of our website at www.englobal.com.


     The Company also has a Code of Ethics applicable to the Chief Executive
Officer and certain senior financial officers of the Company that complies with
Item 406 of Regulation S-K of the Exchange Act and with applicable NASDAQ rules.
We have posted our Code of Conduct on the "Investor Relations" section of our website at www.englobal.com.


                             The Board of Directors

Board Size; Meetings of the Board

     Our Board currently has four members (its authorized size). During 2008, the Board met 14 times and each director attended at least 75% of the meetings.
For information regarding meetings of the committees of our Board, see
"Committees of the Board of Directors--Committee Composition and Meetings" below.

Executive Sessions; Lead Director

     In 2008, the Company held nine executive sessions of its non-employee directors, Messrs. Gent, Hale and Roussel. Any non-employee director can request that an executive session be scheduled. Mr. Gent has served as the Company's lead independent director since 2002, and was re-elected to this role in 2009.


                                       4


Director Independence

     The Board has determined that no director has a relationship which, in the opinion of the Board, would interfere with the exercise of his independent judgment in carrying out the responsibilities of a director, and that all directors, except Mr. Coskey, meet the criteria for independence under NASDAQ rules. The Board has also determined that the members of each of its committees, including the Audit Committee, meet the criteria for membership applicable to each committee under the NASDAQ listing standards and applicable SEC rules and regulations.

Director Attendance at Annual Meetings

     All of our directors, except Mr. Hale, attended the 2008 annual meeting and we expect all directors standing for reelection will attend the 2009 Meeting.

Board Evaluation Process

     The Nominating & Corporate Governance Committee conducts an annual evaluation to determine whether the Board, its committees and its members are functioning effectively. The evaluation focuses on the Board's (and each Board committee's and member's) contribution as a whole to us and on areas that the Board, any Board committee, any individual director and/or management believe can be improved.

Director Elections

     Directors will be elected by a favorable vote of a plurality of the shares of common stock present, in person or by proxy, at the Meeting and entitled to vote.

                      Committees of the Board of Directors

Committee Composition and Meetings

     Each of our directors, except Mr. Gent, attended at least 75% of the total meetings held by all Board committees on which they served in 2008.

                 Committee                            Members                     # of Meetings in 2008
        -----------------------------   ------------------------------------      ---------------------

        Audit Committee                 Randall B. Hale (Chairperson)
                                        David W. Gent
                                        David C. Roussel                                    6
        Compensation Committee          David C. Roussel (Chairperson)
                                        David W. Gent                                       6
                                        Randall B. Hale
        Nominating & Corporate          David W. Gent (Chairperson)
        Governance Committee            Randall B. Hale
                                        David C. Roussel                                    2

Summary of Committee Responsibilities

     All of our committee charters are available at www.englobal.com.
                                                    ----------------


                                       5


Audit Committee

          The purposes of the Audit Committee are to oversee:

     o    the quality and integrity of our financial statements;
     o    our compliance with legal and regulatory requirements; and
     o our independent auditors' qualifications, independence and performance.

          In addition, the Audit Committee annually reviews our disclosures regarding deficiencies, if any, in the design or operation of internal controls.

          The Board has determined that Mr. Hale is qualified as an audit committee financial expert under the SEC's rules and regulations. In addition, the Board has determined that each member of the Audit Committee has the requisite accounting and related financial management expertise under NASDAQ rules.

Nominating & Corporate Governance Committee

          The purposes of the Nominating & Corporate Governance Committee are to:

     o assist the Board by identifying individuals qualified to become Board members and recommend to the Board director nominees for election at the annual meetings of stockholders or for appointments to fill vacancies;
     o recommend to the Board director nominees for each Board committee and advise the Board on the appropriate composition of the Board and its committees;
     o    make an annual report to the Board on succession planning;
     o advise the Board about and recommend to the Board appropriate corporate governance practices and assist the Board in implementing those practices; and
     o implement the annual performance review process for the Board and its committees.

          In addition, the Nominating & Corporate Governance Committee reviews all relationships each director has with us and reports the results of its review to the Board with appropriate recommendations, if any, for approval.

Compensation Committee

         The purposes of the Compensation Committee are to:

     o review, evaluate and approve our agreements, plans, policies and programs to compensate our officers and directors;
     o    oversee our plans, policies and programs to compensate our employees;
     o review the Compensation Discussion and Analysis and, based on that review and discussion, determine whether to recommend to the Board that the Compensation Discussion and Analysis be included in our annual report or Proxy Statement for the Meeting;
     o    produce a report for inclusion in our Proxy Statement for the Meeting;
     o evaluate the performance of our Chief Executive Officer and executives;
     o set the compensation for our Chief Executive Officer and such other executives as the Compensation Committee deems appropriate and otherwise discharge the Board's responsibilities relating to compensation of our officers and directors; and


                                       6


     o encourage stock ownership by directors and executives, including through the use of equity compensation programs.

         The Compensation Committee has discretion to establish and delegate some or all of its authority to subcommittees. During 2008, the Compensation
Committee did not establish or utilize a subcommittee for considering or determining executive or director compensation, and it has no current plans to do so. For information regarding the Compensation Committee's role in setting compensation, see "Executive Compensation--Compensation Discussion and Analysis" and "Director Compensation." For information regarding the role of our executive officers in setting compensation, see "Executive Compensation--Compensation
Discussion and Analysis."

Compensation Committee Interlocks and Insider Participation

          During 2008, all members of the Compensation Committee were independent directors and no member is or was our employee. During 2008, none of our executives served on a compensation committee (or equivalent) or a board of directors of another entity that had an executive serving on our Compensation
Committee or Board.

                              Director Nominations

Consideration of Director Nominees

          Stockholder Nominees

          The Nominating & Corporate Governance Committee will carefully consider all qualified director candidates, whether such candidates are recommended by a stockholder or otherwise. Any stockholder wishing to recommend a director candidate for the 2010 Annual Meeting of Stockholders should submit his nomination before January 8, 2010 to ENGlobal Corporation, 654 N. Sam
Houston Parkway E., Suite 400, Houston, TX 77060-5914, Attention: Corporate
Secretary. Nominations should include the following information in order to facilitate the Nominating & Corporate Governance Committee's review and consideration:

     o the name, telephone number and address of the recommending stockholder;
     o the name, age, business address and residence of the director candidate;
     o the principal occupation or employment of the director candidate for the past five years;
     o a description of the director candidate's qualifications to serve as a director, including financial expertise and why the candidate qualifies or does not qualify as "independent" under the NASDAQ listing standards;
     o the number of shares of the Company's Common Stock beneficially owned by the director candidate, if any;
     o a description of any arrangements or understandings between the recommending stockholder and the director candidate, if any, or any other person for whom the recommending stockholder is making the recommendation; and
     o whether or not the recommending stockholder and the director candidate consent to being named in the Company's Proxy Statement with respect to disclosures regarding the nomination process.

          No candidate for election to our Board has been recommended within the preceding year by a beneficial owner of 5% or more of our Common Stock.


                                       7


          Director Qualifications

          The Nominating & Corporate Governance Committee establishes criteria for selecting new members of the Board. The Board as a whole should reflect a range of skills, knowledge and experience in areas of importance to the Company.
Directors must be committed to upholding the highest standards of personal and professional integrity and to representing the interests of all stockholders, not particular stockholder constituencies. The Nominating & Corporate Governance
Committee places no specific restrictions on the number of terms directors may serve or other Boards on which a director may sit, but directors must possess sufficient time and energy to carry out their duties effectively. A majority of directors must be "independent" under the NASDAQ rules, and members of the Company's audit committee must meet NASDAQ financial literacy and sophistication requirements. In determining whether a director is independent, the Board will broadly consider all relevant facts and circumstances.

          Identifying and Evaluating Nominees for Directors

          The Nominating & Corporate Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Nominating &
Corporate Governance Committee regularly assesses the appropriate size of the Board, and whether any vacancies on the Board are expected due to retirement or otherwise. If vacancies are anticipated, or otherwise arise, the Nominating &
Corporate Governance Committee will consider various potential candidates for director. Candidates may come to the attention of the Nominating & Corporate
Governance Committee through current Board members, stockholders or other persons. These candidates will be evaluated at regular or special meetings of the Nominating & Corporate Governance Committee, and may be considered at any point during the year. As described above, the Nominating & Corporate Governance
Committee will consider properly submitted stockholder nominations for candidates for the Board.

Communications with the Board

          Stockholders may communicate with the Board, Board committees, Non-employee Directors as a group, and individual directors by submitting their communications in writing to ENGlobal Corporation, 654 N. Sam Houston Parkway
E., Suite 400, Houston, TX 77060-5914, Attention: Corporate Secretary. Any communication must contain:

     o a representation that the stockholder is a holder of record of our capital stock;
     o the name and address, as they appear on our books, of the stockholder sending the communication; and
     o the number of shares of our capital stock that are beneficially owned by such stockholder.

          ENGlobal's Corporate Secretary will distribute such communications to the intended recipient upon receipt, unless the communication is unduly hostile, threatening, illegal or similarly inappropriate, in which case the Corporate
Secretary has the authority to discard the communication or to take appropriate legal action regarding the communication.


                                       8


                      ITEMS TO BE VOTED ON BY STOCKHOLDERS

                                  PROPOSAL ONE:
                              ELECTION OF DIRECTORS

Nominees

          The number of directors of the Company has been set at four in connection with the Annual Meeting. At the Annual Meeting, you and the other stockholders will elect four individuals to serve as directors until the next annual meeting of stockholders, until their successors are duly elected or appointed or until their death, resignation, or removal. Each of the nominees is currently a member of the Board.

          The individuals named as proxies will vote proxies received for the election of all nominees, unless you direct them to withhold your votes. If any nominee becomes unable to serve as a Director before the Annual Meeting, an event that is not presently anticipated, discretionary authority may be exercised by the persons named as proxies to vote for substitute nominees proposed by the Board.

          There are no arrangements or understandings between ENGlobal and any person pursuant to which such person has been elected as Director.

          The nominees for Director, each of whom has consented to serve, if elected, are as follows:

                              Director
Name of Nominee                 Since      Age    Principal Occupation During the Last 5 Years
---------------                 -----      ---    --------------------------------------------

William A. Coskey, P.E.         1994       56     Mr. Coskey has served as Chief Executive Officer since April 2007
Chairman of the Board                             and Chairman of the Board since June 2005.  He founded ENGlobal in
and Chief Executive Officer                       1985 and, until December 2001, served as  Chairman of the Board,
                                                  Chief Executive Officer and President of the Company. From 2001 to
                                                  2003, he served as Chief Operating Officer and held the position of
                                                  President from 2001 to June 2005. Mr. Coskey, an honors graduate, received a Bachelor of Science in Electrical Engineering from Texas
                                                  A&M University in 1975 and is a Registered Professional Engineer.
                                                  Mr. Coskey has served on the Texas A&M University Electrical
                                                  Engineering Department Advisory Council since 1999, and as Chairman of the Council since 2006.

David W. Gent, P.E.             1994       56     Mr. Gent has served as a Director of ENGlobal since June 1994, is
                                                  Chairman of the Nominating & Corporate Governance Committee and is
                                                  a member of the Audit and Compensation Committees.  Mr. Gent has
                                                  served as the Company's Lead Independent Director since 2002. Since
                                                  1991, Mr. Gent has held various positions for Bray  International,
                                                  Inc., an industrial flow control manufacturer  located in Houston,
                                                  Texas. Since 2005, Mr. Gent has served  as Senior Vice President of
                                                  Bray  International and is responsible for  overseeing worldwide engineering, information  services, and  training.  Mr. Gent, an honors  graduate, received a Bachelor of Science in Electrical
                                                  Engineering from Texas A&M University in 1975 and an MBA from
                                                  Houston Baptist University. He is a Registered Professional
                                                  Engineer and a senior member of the  Instrument  Society of America.
                                                  Mr. Gent serves on the Texas A&M University Electrical Engineering
                                                  Department Advisory Council, chairs the Bray International, Inc.
                                                  401(k) committee and is the Bray  representative on various councils including the Open DeviceNet Vendors  Association and American Water
                                                  Works  Association.  He also holds several  patents in the field of industrial flow controls.


                                                                9


Randall B. Hale                 2001       46     Mr. Hale has served as a Director of ENGlobal since December 2001, and is Chairman of the Audit Committee and a member of the
                                                  Compensation and Nominating & Corporate Governance  Committees.
                                                  Mr. Hale is the founder of Rock Hill Capital Group, LLC., an investment management firm, and serves as its Managing Director. In September
                                                  2004, he co-founded ConGlobal Industries, Inc. a provider of intermodal services to the shipping industry, and currently serves as its Executive Chairman. ConGlobal was formed in September 2004 to facilitate the merger of Container-Care International, Inc., an intermodal services company, with Global Intermodal Systems, Inc. Prior to the merger,
                                                  Mr. Hale served as the President and Chief Executive Officer of
                                                  Container-Care from February 2003 to September 2004. He is the past
                                                  President and Director of the Houston Venture Capital Association and is
                                                  an active member of the Association for Corporate Growth. Mr. Hale received a BBA in Business Administration from Texas A&M University in 1985 and is a certified public accountant.

David C. Roussel                2001       59     Mr. Roussel has served as a Director of the Company since  December
                                                  2001, and is Chairman of the Compensation  Committee and a member of the Audit and  Nominating & Corporate Governance Committees. Mr.
                                                  Roussel is a Vice President with Jefferies Randall & Dewey, a leading mergers and  acquisitions  advisor in the global oil and gas industry, and is responsible for managing acquisition and
                                                  divestiture projects on behalf of clients. Jefferies Randall &
                                                  Dewey is a division of Jefferies & Company, Inc., a global investment bank and institutional securities firm. From 1998 to
                                                  2002, Mr. Roussel's primary occupation was independent business consultant. Mr.Roussel received a Bachelor of Science degree in
                                                  Mechanical Engineering from Iowa State University in 1971 and completed the Harvard Advanced Management Program in 1992.

Recommendation of the Board

           THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE
           -----------------------------------------------------------
                  NOMINEES TO SERVE AS A DIRECTOR OF ENGLOBAL.
                  --------------------------------------------

Executive Officers

         Set forth below is a brief description of the business experience of each Named Executive Officer of ENGlobal Corporation, as defined in Item 402 of
Regulation S-K (the "Named Executive Officers"), except Mr. Coskey, whose biography is listed above.

Name of Executive Officer             Position           Age   Principal Occupation During the Last 5 Years
-------------------------             --------           ---   --------------------------------------------

Robert W. Raiford             Chief Financial Officer    64    Mr. Raiford has served as Chief  Financial Officer and
                              and Treasurer                    Treasurer of ENGlobal since December 2001.  Mr. Raiford
                                                               joined Petrocon Engineering in 1979 and prior to
                                                               joining ENGlobal, he served as Executive Vice President,
                                                               Chief Financial Officer, Secretary and Treasurer of
                                                               Petrocon and as a director and Secretary of various
                                                               Petrocon subsidiaries. Mr. Raiford received an MBA in
                                                               1974 and a BBA in Business Management in 1968 from Lamar
                                                               University.


                                                            10



Name of Executive Officer             Position           Age   Principal Occupation During the Last 5 Years
-------------------------             --------           ---   --------------------------------------------

Michael M. Patton, P.E.       Senior Vice President,     56    Mr. Patton joined ENGlobal in 1999, and was appointed
                              Business Development             Senior Vice President of Business  Development of ENGlobal
                                                               in 2002. From November 2004 to January 2006, Mr. Patton
                                                               also served as  President of the Western Division of
                                                               ENGlobal Engineering, Inc. and has been the sponsor of
                                                               ENGlobal Technical Services, Inc. since January 2004. Mr.
                                                               Patton is a Registered Professional Engineer and earned a
                                                               Bachelor of Science degree in Electrical Engineering from
                                                               University of Oklahoma in 1975.

R. David Kelley               Senior Vice President,     57    Mr. Kelley has served as the Senior Vice President of
                              Corporate Services               Corporate Services since November 2006. He served as
                                                               President of ENGlobal Engineering, Inc.'s Western Division
                                                               from January 2006 to November 2006 and as a consultant to
                                                               the Company from December 2004 to January 2006. From
                                                               September 1995 to November 2004, Mr. Kelley concurrently
                                                               served as the President of Aker Kvaerner's Process Services
                                                               Company and its Panamanian subsidiary, Investigacion Y
                                                               Evaluacion Ambiental (IEA). He has considerable
                                                               international operations experience including experience in the Middle East, Caribbean, and Central America. Mr. Kelley
                                                               graduated from Texas Wesleyan University with a BBA in
                                                               Accounting.


                                  PROPOSAL TWO:
                         APPROVAL OF THE ADOPTION OF THE
                 ENGLOBAL CORPORATION 2009 EQUITY INCENTIVE PLAN

          The Board has approved, subject to stockholder approval, ENGlobal's
2009 Equity Incentive Plan (the "Plan"). The Plan will enhance the ability of
ENGlobal and its subsidiaries to attract and retain officers, employees, directors and consultants of outstanding ability and to provide selected participants with an interest in ENGlobal parallel to that of our stockholders.

          The Board has chosen to limit the number of authorized shares under the Plan to 480,000, which represents the number of previously authorized but unissued shares under the expired ENGlobal Corporation 1998 Incentive Plan previously approved by stockholders on June 14, 2007. The Board believes this limitation is appropriate because it uses equity for the limited purpose of aligning the interests of participants under the Plan. The Board also believes the limitation is appropriate to reduce shareholder dilution.

Summary Description of the Plan

          The following summary of the principal terms of the Plan is qualified in its entirety by the full text of the Plan, which has been filed as an exhibit to this Proxy Statement and can be reviewed on the Securities and Exchange
Commission's website at www.sec.gov. You may also obtain, free of charge, a copy of the Plan by writing to our Corporate Secretary at 654 N. Sam Houston Parkway
E., Suite 400, Houston, Texas 77060-5914.

          Purpose. The purpose of the Plan is to attract and retain key employees, directors and consultants by providing them with additional incentives, and to promote the success of the Company's business.

          Administration. The Board or one or more committees appointed by the Board will administer the Plan. For this purpose, the Board has delegated general administrative authority for the Plan to the Chief Governance Officer. A committee may delegate some or all of its authority with respect to the Plan to


                                       11



another committee of directors and may delegate certain limited award grant authority to one or more officers of the Company. (The appropriate acting body, be it the Board, a committee within its delegated authority, or an officer within his or her delegated authority, is referred to in this summary as the "Administrator.") The Administrator determines the number of shares that are subject to awards and the terms and conditions of such awards, including the price (if any) to be paid for the shares or the award. Along with other authority granted to the Administrator under the Plan, the Administrator may (i) determine fair market value, (ii) select recipients of awards, (iii) determine the number of shares subject to awards, (iv) approve form award agreements, (v) determine the terms and conditions of awards, (vi) reduce the exercise price of outstanding awards without participant consent, (vii) amend outstanding awards, and (viii) allow participants to satisfy withholding tax obligations through a reduction of shares.

          Eligibility. Persons eligible to receive awards under the Plan include our officers, employees, consultants and member of the Board. The Administrator determines from time to time the participants to whom awards will be granted.
An award may be granted by the Administrator to any eligible person to reward exceptional or special services, contributions or achievements in the manner and on such terms and conditions (including any restrictions on such shares) as determined by the Administrator and may be granted independently or in lieu of a cash bonus.

          Authorized Shares; Limits on Awards. The maximum number of shares of Common Stock that may be issued pursuant to awards under the Plan equals
480,000, all of which may be subject to incentive stock option treatment.
Additionally, the maximum number of shares subject to those options and stock appreciation rights that may be granted during any calendar year to any individual under the Plan is 240,000 shares.

          To the extent that the Company settles an award for cash or a form other than shares, the shares that would have been delivered had there been no such cash or other settlement will not be counted against the shares available for issuance under the Plan. To the extent that shares are delivered pursuant to the exercise of a stock appreciation right or stock option, only the shares actually issued shall be counted against the applicable share limits. Shares that are subject to or underlie awards that expire or for any reason are cancelled or terminated, are forfeited, fail to vest, or for any other reason are not paid or delivered under the Plan will again be available for subsequent awards under the Plan. Additionally, shares that are exchanged by a participant or withheld by the Company as full or partial payment in connection with any award under the Plan, as well as any shares exchanged by a participant or withheld by the Company to satisfy the tax withholding obligations related to any award under the Plan, will be available for subsequent awards under the Plan and are not counted against the applicable share limits.

          As is customary in incentive plans of this nature, the number and kind of shares available under the Plan and the then outstanding stock-based awards, as well as exercise or purchase prices, performance targets under certain performance-based awards and share limits, are subject to adjustment in the event of certain reorganizations, mergers, combinations, consolidations, recapitalizations, dividends, stock splits, a split-up or a spin-off, repurchases or exchange, or other similar events, or extraordinary dividends or distributions of property to the stockholders.

          Incentive Awards. The Plan authorizes stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance shares and performance units, as well as other awards (described in the Plan) that are responsive to changing developments in management compensation. The Plan retains the flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash. An option or SAR will expire, or other award will vest in accordance with the schedule set forth in the applicable award agreement.

          Stock Option. A stock option is the right to purchase shares of Common
Stock at a future date at a specified price per share generally equal to, but no less than, the fair market value of a share on the date of grant. An option may either be an Incentive Stock Option ("ISO") or a nonstatutory stock option
("NSO"). ISO benefits are taxed differently from NSOs, as described under "Federal Income Tax Treatment of Awards under the Plan," below. ISOs also are


                                       12



subject to more restrictive terms and are limited in amount by the Internal
Revenue Code of 1986, as amended (the "Code"), and the Plan. Full payment for shares purchased on the exercise of any option must be made at the time of such exercise in a manner approved by the Administrator.

          SARs. A SAR is the right to receive payment of an amount equal to the excess of the fair market value of a common share on the date of exercise of the SAR over the base price of the SAR. The base price will be established by the Administrator at the time of grant of the SAR but will not be less than the fair market value of a share on the date of grant. SARs may be granted in connection with other awards or independently.

          Restricted Stock. A restricted stock award is typically for a fixed number of shares of Common Stock subject to restrictions. The Administrator specifies the price, if any, the participant must pay for such shares and the restrictions (which may include, for example, continued service and/or performance standards) imposed on such shares.

          Restricted Stock Units. A restricted stock unit is similar to a SAR except that it entitles the recipient to receive an amount equal to the fair market value of a share of Common Stock.

          Performance-Based Awards. Performance-based awards designed to satisfy the requirements for deductibility under Section 162(m) of the Code (in addition to other awards expressly authorized under the Plan which may also qualify as performance-based) and may be based on the performance of the Company and/or one or more of our subsidiaries, divisions, segments, or units. The business criteria from which performance goals will be established are listed in the Plan under the term "Performance Goals." Performance goals may be adjusted to reflect certain changes, including reorganizations, liquidations and capitalization and accounting changes, to the extent permitted by Section 162(m). Performance-based awards may be stock-based (payable either in stock only or in cash or stock) or may be cash-only awards (in either case, subject to the limits described under the heading "Authorized Shares; Limits on Awards" above). Before any performance-based award is paid, the Administrator must certify that the performance goals have been satisfied. The Administrator has discretion to determine the performance goals and restrictions or other limitations of the individual awards and reserves discretion to reduce payments below maximum award limits.

          The Administrator may grant stock unit awards and permit deferred payment of awards, and may determine the form and timing of payment, vesting, and other terms applicable to stock units or deferrals.

          Acceleration of Awards; Possible Early Termination of Awards. Upon a change in control of the Company, outstanding awards under the Plan will be assumed or substituted. However, if the successor corporation does not assume or substitute the outstanding awards, then vesting of these awards will fully accelerate, and in the case of options or stock appreciation rights, will become immediately exercisable. For this purpose a change in control is defined to include certain changes in the majority of the Board, the sale of all or substantially all of the Company's assets, and the consummation of certain mergers or consolidations.

          Transfer Restrictions. Subject to certain exceptions, awards under the Plan are not transferable by the recipient other than by will or the laws of descent and distribution and are generally exercisable, during the recipient's lifetime, only by him or her.


                                       13


          Termination of or Changes to the Plan. The Board may amend or terminate the Plan at any time and in any manner; provided, however, that under NASDAQ rules and the Code, stockholder approval generally is required in connection with any material amendment to the Plan. Unless required by applicable law or listing agency rule, stockholder approval for any amendment will not be required. Unless previously terminated by the Board, the Plan will terminate on June 18, 2019. Generally speaking, outstanding awards may be amended, subject, however, to the consent of the holder if the amendment materially and adversely affects the holder.

Federal Income Tax Treatment of Awards under the Plan

          Federal income tax consequences (subject to change) relating to awards under the Plan are summarized in the following discussion. This summary is not intended to be exhaustive and, among other considerations, does not describe the deferred compensation provisions of Section 409A of the Code to the extent an award is subject to and does not satisfy those rules, nor does it describe state, local, or international tax consequences.

          For "NSOs," the Company is generally entitled to deduct (and the optionee recognizes taxable income in) an amount equal to the difference between the option exercise price and the fair market value of the shares at the time of exercise. For ISOs, the Company is generally not entitled to a deduction nor does the participant recognize income at the time of exercise. The current federal income tax consequences of other awards authorized under the Plan generally follow certain basic patterns: SARs are taxed and deductible in substantially the same manner as NSOs; nontransferable restricted stock subject to a substantial risk of forfeiture results in income recognition equal to the excess of the fair market value over the price paid (if any) only at the time the restrictions lapse (unless the recipient elects to accelerate recognition as of the date of grant); bonuses and performance share awards are generally subject to tax at the time of payment; cash-based awards are generally subject to tax at the time of payment; and compensation otherwise effectively deferred is taxed when paid. The Company will generally have a corresponding deduction at the time the participant recognizes income. However, as for those awards subject to ISO treatment, the Company would generally have no corresponding compensation deduction.

          If an award is accelerated under the Plan in connection with a change in control (as this term is used under the Code), the Company may not be permitted to deduct the portion of the compensation attributable to the acceleration ("parachute payments") if it exceeds certain threshold limits under the Code (and certain related excise taxes may be triggered). Furthermore, the aggregate compensation in excess of $1,000,000 attributable to awards which are not "performance-based" within the meaning of Section 162(m) of the Code may not be permitted to be deducted by the Company in certain circumstances.

Inapplicability of ERISA

          Based upon current law and published interpretations, ENGlobal does not believe the Plan is subject to any of the provisions of the Employee
Retirement Income Security Act of 1974, as amended.

Anticipated Grants

          The Board has not made any grants under the proposed Plan. But as discussed in greater detail in the "Director Compensation" section of this proxy, the Board anticipates awarding a number of shares of restricted stock to its Non-employee Directors in a total amount equal to $83,000 for director compensation, which the Compensation Committee considers commiserate with peer company director compensation. The following table represents the pro-forma number of restricted shares to be granted, assuming the fair market value of the grant was $4.54 on June 18, 2009:


                                       14


                                                           Number of Shares of
       Name and Position         Expected Grant Date       Restricted Stock(1)
       -----------------         -------------------       -------------------

      David W. Gent, P.E.         June 18, 2009                    18,282
      Randall B. Hale             June 18, 2009                    18,282
      David C. Roussel            June 18, 2009                    18,282
                                                                   ------
                                                 Total             54,846
                                                                   ======

      ---------------------------

      (1) Assuming the fair market value on the date of grant is $4.54, 18,282 shares of restricted stock will be awarded to each of Company's Non-employee directors on June 18, 2009.

Stockholder Approval

          Stockholder approval is required so that incentive stock options under the Plan will qualify under Section 422 of the Code and so that certain awards under the Plan will qualify as performance-based compensation under Section
162(m) of the Code. Stockholder approval is also required under NASDAQ rules.

Recommendation of the Board

                 THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE FOR
                 -----------------------------------------------
                     ENGLOBAL'S 2009 EQUITY INCENTIVE PLAN.
                     -------------------------------------

           STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Directors and Executive Officers

          The following table shows the number of shares of our Common Stock beneficially owned as of March 31, 2009 by each director, the executives named in the "Summary Compensation Table" and all directors and executives as a group.
None of these shares are pledged as security.

                                        Amount and Nature of
                                        Beneficial Ownership     Percent of
        Name of Beneficial Owner                (1)               Class (1)
    ---------------------------------- -----------------------  --------------

    Mr. Coskey.......................             8,699,035(2)       31.9%
    Mr. Gent.........................               250,000(3)           *
    Mr. Hale.........................               185,000(4)           *
    Mr. Roussel......................               190,000(5)           *
    Mr. Raiford......................                74,493(6)           *
    Mr. Patton.......................               129,000(7)           *
    Mr. Kelley.......................                20,085(8)           *
    All current directors, nominees,
    and Named Executive Officers as
    a group (7 persons)..............             9,547,613(9)       35.0%

    ----------------------------------
  * Represents less than 1% of the shares of Common Stock outstanding.

     (1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.


                                       15



     (2)  Includes 8,668,935 shares of Common Stock held in the name of Alliance
          2000, Ltd., whose general partner is jointly owned by Mr. Coskey and his spouse. Mr. Coskey has shared power to vote and dispose of such shares. Also includes 30,000 shares of Common
          Stock held in the name of Mr. Coskey for the benefit of his children.
     (3) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Gent to acquire an aggregate 250,000 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009. Does not include director compensation represented by 3,210 restricted stock units, which were granted in 2008 and will vest in 2009.
     (4) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Hale to acquire an aggregate 150,000 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009. Does not include director compensation represented by 3,210 restricted stock units, which were granted in 2008 and will vest in 2009.
     (5) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Roussel to acquire an aggregate 190,000 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009. Does not include director compensation represented by 3,210 restricted stock units, which were granted in 2008 and will vest in 2009.
     (6) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Raiford to acquire an aggregate 39,458 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009.
     (7) Includes 5,000 shares of Common Stock held in a trust for the benefit of Mr. Patton. Mr. Patton has sole power to vote and dispose of such shares. In addition, in accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Patton to acquire an aggregate 124,000 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009.
     (8) In accordance with Rule 13d-3(d)(1)(i)(A), includes options held by Mr. Kelley to acquire an aggregate 16,000 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009.
     (9) In accordance with Rule 13d-3(d)(1)(i)(A), includes options to acquire an aggregate 848,579 shares of Common Stock that are exercisable on or within 60 days of March 31, 2009. The number of shares beneficially owned by all directors and executives as a group represents approximately 34.0% of our outstanding common stock as of March 31, 2009.

Principal Stockholders

          The following table sets forth information about persons whom we know to be the beneficial owners of more than 5% of our issued and outstanding Common
Stock based solely on our review of the Schedule 13G Statement of Beneficial
Ownership filed by these persons/entities with the SEC as of the date of such filing:

                                         Amount and Nature of
          Name and Address             Beneficial Ownership     Percent of
         of Beneficial Owner                  (1)               Class (1)
  ---------------------------------- -----------------------  --------------

  Alliance 2000, Ltd.
     c/o 654 N. Sam Houston Pkwy.
     E.
     Suite 400                            8,668,935       (2)     31.8%
     Houston, TX 77060-5914

---------------------------

     (1) Beneficial ownership of Common Stock has been determined for this purpose in accordance with Rule 13d-3 under the Exchange Act, under which a person is deemed to be the beneficial owner of securities if such person has or shares voting power or investment power with respect to such securities, has the right to acquire beneficial ownership within 60 days, or acquires such securities with the purpose or effect of changing or influencing the control of ENGlobal.
     (2) Alliance 2000, Ltd. ("Alliance") is a Texas limited partnership whose general partner, is jointly owned by Mr. Coskey and his spouse. Of these shares, 1,980,000 are held subject to an Option Pool Agreement pursuant to which options are granted to certain employees of ENGlobal and its subsidiaries.

Section 16(A) Beneficial Ownership Reporting Compliance

          Under U.S. securities laws, directors, executive officers and persons holding more than 10% of Common Stock must report their initial ownership of Common Stock and any changes in that ownership to the SEC. The SEC has designated specific due dates for such reports and ENGlobal must identify in this Proxy Statement those persons who did not file such reports when due.

          Based solely upon a review of Forms 3 and 4 and any amendments furnished to ENGlobal during our fiscal year ended December 31, 2008 and any amendments furnished to ENGlobal with respect to the same fiscal year, we believe that our Directors, officers, and greater than 10% beneficial owners complied with all applicable Section 16 filing requirements, except for that on June 23, 2008, Messrs. Gent, Hale and Roussel filed separate Form 4s reporting an option grant on June 19, 2008.


                                       16


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

          The Board of Directors has adopted a policy requiring that all transactions between the Company and its officers, directors, principal stockholders and their affiliates be on terms no less favorable to the Company than could be obtained from unrelated third parties and that any such transactions be approved by a majority of the disinterested members of the Company's Board. The Company's Audit Committee is responsible for the review and assessment of all related party transactions.

          The Board has determined that no related party transactions existed during fiscal year 2008. See "Corporate Governance--Our Governance Practices" for a discussion of our policies and procedures related to conflicts of interest.

                             EXECUTIVE COMPENSATION

                       Compensation Discussion & Analysis

          This Compensation Discussion and Analysis generally describes the development and current composition of our executive and director compensation programs and policies, and discusses the philosophy and principles underlying those policies and programs. It also gives greater context to the data presented in the tables and narratives that follow. This discussion should be read in conjunction with such tables, which follow beginning on page 20 of this Proxy
Statement.

What is our executive compensation program designed to reward?

          Our executive compensation program is designed to reward individual performance and to achieve strategic business objectives that are aimed at growing our business and aligning the long-term interests of our executives and stockholders. Specifically, as our production and profits increase, so does executive compensation. Conversely, if production and profits decrease, executive compensation may be less generous.

What are the elements and objectives of our executive compensation program?

          Our compensation program for executives consists of base salary, annual incentive awards, long-term incentive awards, and termination and change-in-control arrangements. Using these elements, the Compensation Committee
(the "Committee") has designed our compensation program to prudently use our resources while meeting the following objectives:

          o attract and retain the talent that we believe is required to successfully execute our business strategy;
          o align the interests of our executives with the interests of our stockholders;
          o reinforce expectations of leadership and achievement, consistent with our values and our vision to be the best positioned, most trusted choice for engineering and professional services in the energy sector; and
          o provide a strong incentive to our executives to achieve their potential and our goals and long-term success.


                                       17


How are executive compensation amounts determined?

          In determining target compensation levels for each executive, the Committee considers:

          o    total compensation amounts;
          o    market data;
          o    individual performance;
          o    corporate performance;
          o    compensation history; and
          o    internal equity.


          None of these factors are weighted, but are considered together.

Total Compensation Amounts

          In determining the individual compensation for ENGlobal's executives, the Committee considers the total compensation to be awarded to each executive
(base salary, annual incentive awards, long-term incentive awards, and termination and change-in-control arrangements) and may exercise discretion in determining the portion allocated to the various components of total compensation. ENGlobal believes that the focus on total compensation provides the ability to align pay decisions with our short- and long-term business needs.
This approach also allows for the flexibility needed to recognize differences in performance by providing differentiated pay.

Market Data

          Market data is a key consideration for the Committee. The Committee considers this data for general market movement and trends and the positioning of our executives relative to the market. The Committee reviewed and considered market data for a peer group composed of six other engineering and construction companies (Furmanite Corporation, Michael Baker Corporation, Matrix Service
Company, Tetra Tech, Inc., Willbros Group, and VSE Corporation). These companies were selected primarily because they are representative of the sector in which we operate with respect to each company's relative leadership position in our sector, its relative size as measured by market capitalization, the relative complexity of the business, and the CEO's role and responsibilities.

          Market data for target total direct compensation (base salary, targeted annual incentive and expected value of long-term incentive awards) is developed to provide a broad market view. Each executive's position relative to the market data is reflective of his experience (both with us and with other organizations) and the other factors described below.

Individual Performance

          The Committee also considers individual performance, including achievement of individualized goals, current and potential impact on corporate performance, reputation, skills, experience, criticality and demonstration of our values as important factors. Our values are to:

          o    act with absolute integrity;
          o    provide superb service to our customers;
          o    collaborate with, support and respect our employees;
          o    embrace the entrepreneurial spirit;
          o    encourage a passion for excellence in everything we do; and
          o    operate in a safe and responsible manner.


                                       18


          The format used for our executives' annual performance evaluations is the same as for all employees (except our Chief Executive Officer). See "What is the role of our executives in the compensation process?"

Corporate Performance

          Significant portions of our annual incentive awards and long-term incentive awards are tied to corporate and operational results, which must be measured to determine the level of payout. See "Why do we choose to pay each element?"

Compensation History

          In determining an executive's compensation, the Committee considers the base salary and the annual incentive payout history of each executive for the preceding four years. The Committee also considers each executive's equity holdings, including the date of any grants, the types of awards (stock options or cash), the vesting provisions, the expiration dates, the exercise prices, and the number of shares granted. The Committee reviews these historical awards in order to allocate an appropriate portion of executive compensation to retention value.

Internal Equity

          The Committee believes that the success of a company depends to a large extent on honest and ethical leadership and teamwork. Consequently, compensation among senior executives is roughly equivalent. However, some differences in levels of compensation among our executives exist because of differences in their roles and responsibilities and in the factors discussed above. The Committee does not use formulas in determining base compensation amounts, but is mindful of internal equity and the impact of perceived fairness related to its decisions. Bonuses for senior executives are based on a formula tied to increases in earnings per share.

How does each element and our decisions regarding that element fit into our compensation program's objectives and affect other elements?

          The Committee believes that in order to achieve our compensation program's objectives, a significant portion of executive compensation should be composed of variable, at risk elements, with the majority of these elements being based on alignment with our stockholders and achievement of our long-term success. Base salaries attract and retain the talent we need to lead and grow our business. The Committee strives for a balanced and effective mix of elements, which are not weighted in any particular manner. We have no policies or formulas for allocating among different forms of pay.

          Mr. Coskey did not receive a salary increase in 2008, but elected to participate in the 2008 Key Manager Incentive Plan. See "Annual Incentive
Awards" below.

Why do we choose to pay each element?

Base Salary

          Base salary is paid in cash commensurate with the responsibilities of each individual's position, subject to adjustment by the Committee based on its annual review of the factors discussed under "How are executive compensation amounts determined?" The Committee believes the base salaries provide a


                                       19


competitive level of fixed compensation based on the individual's experience and performance as well as the position's market value. See "Summary Compensation
Table" for base salary amounts.

Annual Incentive Awards

          Annual incentive awards are paid in cash and are tied to annual achievement against earnings per share results. The purpose of our annual incentive awards is to encourage superior performance on key corporate and employee metrics that are critical to our business. Under the Key Manager
Incentive Plan, if the Company's adjusted earnings per share for a year, after subtracting all incentive compensation, exceeds adjusted earnings per share in the immediately preceding calendar year, the Company designates a bonus pool equal to $80,000 for each penny per share of earnings the Company makes which is above the prior year's earnings per share. The amount of the bonus pool under the Key Manager Incentive Plan is not permitted to exceed 12.50% of adjusted pre-tax, pre-bonus earnings (after adjusting for non-operating and non-recurring events) for the year for which the bonus is paid.

          Except for bonuses paid to our Chief Executive Officer and Chief
Financial Officer, which are determined by the Committee, amounts in the bonus pool are distributed in the discretion of the Chief Executive Officer, after consultation with the Company's management, based on evaluations of each eligible participant, assessing factors such as financial performance, client satisfaction, and leadership. In addition, in the discretion of the Chief
Executive Officer, an amount equal to 10% to 15% of the total bonus pool may be allocated for any employees exhibiting performance over and above requirements of their position, when their performance has resulted in the addition of new clients, an improvement in the Company's financial performance, the award of new projects, or other significant activities that reflect the Company's core values. A copy of the Key Manager Incentive Plan approved by the Board of Directors was previously filed with the SEC as Exhibit 10.43 to the Company's
Form 8-K dated April 10, 2007.

Long-Term Incentive Awards

          Although use of the long-term incentive awards is limited, such equity-based awards are available for issuance when appropriate to align our executives' interests with those of our stockholders. These awards are designed to retain our executives and to provide them continued motivation to achieve our long-term success. In selecting recipients for equity grants and in determining the size of such grants, we consider various factors, including:

          o our achievements, financial performance and financial ratios, including revenues, operating income, and earnings per share;
          o Company and individual performance, both on an absolute basis in terms of growth over prior year performance, and against pre-established performance goals;
          o compensation paid by companies of comparable size in businesses similar to our business;
          o    the executive's level of responsibility; and
          o    the executive's contributions in support of our strategies.

          The structure of our long-term incentive awards reflects the Committee's view that the purpose of the executive's equity compensation should strengthen alignment with stockholders, provide incentives tied to our performance and serve as a retention vehicle. Performance-based cash awards are primarily a stockholder alignment tool, as they are earned or vested upon the achievement of a key performance metric, earnings per share. Time-based common stock options can be retentive and they create stockholder alignment because their value increases as our stock price increases. The weighting of the long-term incentive award vehicles is reflective of the Committee's goal to have a balanced and effective mix of cash and equity elements.


                                       20


Employment Agreements; Termination and Change-in-Control Arrangements

          Messrs. Raiford, Patton and Kelley are each a party to a written employment agreement (the "Employment Agreements") with ENGlobal. Mr. Coskey is not subject to an employment agreement with the Company. The Employment
Agreements provide for an annual base salary, subject to discretionary increases by the Board of Directors, and other compensation in the form of cash bonuses, incentive compensation, stock options, stock appreciation rights, and restricted stock awards. Additionally, the executives receive health, life, and other insurance benefits in accordance with the terms of the Company's benefit plans, and the Company provides management level support services and reimbursement for specified business expenses. Copies of Messrs. Raiford, Patton and Kelley's
Employment Agreements are on file with the SEC as Exhibits 10.37, 10.38, and 10.39, respectively, to the Company's Form 10-K for the fiscal year ended
December 31, 2008.

          The Employment Agreements provide for severance payments and benefits in the case of termination of employment. If employment ends because of death, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to that date. In the case of disability, and depending on the executive, salary and benefits would generally be maintained by the Company on behalf of the disabled executive for up to three or six months of disability and for a period of three or six months following the date of termination, and the executive would receive health and life insurance benefits in accordance with the terms of the Company's benefit plans during that period.
At the Company's option, severance payments and full benefits may be extended for an additional six-month period following the initial period of severance for disability.

          If the Company terminates an executive's employment for "cause," as defined in the Employment Agreements, the Company will pay any accrued but unpaid salary, additional compensation, and other benefits earned up to the effective date of termination. If the Company terminates an executive's employment without "cause," as defined in the employment agreement, the Employment Agreements generally provide that the Company will continue to pay him for a period of six or twelve months following the date of termination and, at the Company's option, severance payments and full benefits may be extended for an additional six-month period following the initial severance period. See
"Executive Compensation Tables--Severance."

          The Employment Agreements include a covenant not to compete following termination of employment for a period of up to one year as well as confidentiality provisions as are customary in nature and scope, for such agreements.

          The terms of the Employment Agreements were set through the course of arms-length negotiations with the executives. As part of these negotiations, the Committee analyzed the terms of the same or similar arrangements for comparable executives employed by some of the companies in our peer group. The Committee used this approach in setting the amounts payable and the triggering events under the Employment Agreements. The Employment Agreements' termination of employment provisions were entered into in order to address competitive concerns by providing the executives with a fixed amount of compensation that would offset the potential risk of foregoing other opportunities. At the time of entering into the Employment Agreements, the Committee considered ENGlobal's aggregate potential obligations in the context of retaining the executive and his expected compensation.

          In addition, Messrs. Raiford and Patton are parties to an option pool agreement with Alliance 2000, Ltd. ("Alliance"), a Texas limited partnership beneficially owned and controlled by our Chief Executive Officer. Under the option pool agreement, options to acquire shares of ENGlobal's common stock


                                       21



owned by Alliance were granted to Messrs. Raiford and Patton. These options vest and become exercisable upon a change of control of the Company. This arrangement was entered into in connection with a merger and was intended to provide an incentive to certain key employees to remain in the Company's service after the merger. The Alliance option pool agreement is scheduled to expire in December
2011.

Executive Perquisites

          We do not provide substantial personal benefits or perquisites. The current Named Executive Officers (as defined in Item 402(a)(3) of Regulation
S-K) are eligible to receive an executive vehicle/auto allowance perquisite having an annual value of up to $9,000. See "Summary Compensation Table."

Other Compensation

          From time to time, we make available to employees and executives certain other fringe benefits. We may provide club memberships, tickets to sporting or cultural events, tickets to community events, etc. To the extent that such items are taxable to the individual, they are considered to be part of the individual's compensation package. Other benefits provided to our executives are generally available to all employees, such as medical, dental, life, short-term disability, and long-term disability insurances, personal leave benefits, reimbursement for an annual physical exam, and Company matching contributions to the ENGlobal Corporation 401(k) Plan as amended.

What is the role of our executives in the compensation process?

          Our Chief Executive Officer has access to the internal and external compensation information described above, including each executive's annual performance review. Using that information, our Chief Executive Officer makes recommendations to the Committee regarding the compensation of our other executives. The Committee independently reviews the data and makes its own determinations for our executives. The Committee is comprised of all of the Non-Employee Directors; each of whom is able to provide his views of the Chief
Executive Officer's performance and compensation. The Committee has not historically engaged or retained any outside advisors or consultants with respect to executive or director compensation.

What are our equity and security ownership requirements?

          We encourage stock ownership by executives through the use of equity awards.

When are awards granted and base salaries approved?

          Each year, the Committee approves our executives' base salaries, payout of annual incentive awards for the prior year, and annual and long-term incentive awards for the current year at its first regular quarterly meeting
(generally in March or April). Any awards for newly hired executives are granted at the next regularly scheduled Committee meeting. Offers to executive candidates are reviewed with the Committee prior to being made. Any equity awards included in an offer are subject to the Committee's approval.

          Our executives do not have any role in establishing the timing of grants or vesting of stock options. We do not have any program, plan or practice to time grants of equity or equity-based awards in coordination with the release of material non-public information and we do not set grant dates to new


                                       22



executives in coordination with the release of such information. We have not timed, and do not intend to time, our release of material non-public information for the purpose of affecting the value of executive compensation.

Does the accounting and tax treatment of a particular form of compensation impact the form and design of awards?

          The Committee considers tax, tax deductibility and accounting treatment of various compensation alternatives. However, these are not typically driving factors. The Committee may approve non-deductible compensation arrangements if it believes they are in the best interests of the Company and its stockholders taking into account several factors, including our ability to utilize the deduction based on projected taxable income.

                          Compensation Committee Report

         The information contained in this Compensation Committee Report shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

          The Compensation Committee oversees the compensation plans, policies and programs of ENGlobal on behalf of the Board of Directors. In performing its oversight function, the Compensation Committee reviewed and discussed with management the Compensation Discussion & Analysis prior to its inclusion in this Proxy Statement. Based on these reviews and discussions, the Compensation
Committee recommended to the Board, and the Board approved, that the Compensation Discussion & Analysis be included in this Proxy Statement.

          The undersigned members of the Compensation Committee have submitted this Report to the Board of Directors.


                               Compensation Committee of the Board of Directors,
                                                      David C. Roussel, Chairman
                                                                   David W. Gent
                                                                 Randall B. Hale

                                                                  April 15, 2009

                                                 Executive Compensation Tables

          Summary Compensation Table

          As of December 31, 2008, the following table sets forth information regarding compensation earned during the last fiscal year by the Named Executive
Officers.

    Name and Principal Position      Year   Salary     Bonus ($)   Option Awards         All Other        Total ($)
    ---------------------------      ----   -------    ---------   --------------        ----------       ---------
                                               ($)                     ($)(1)        Compensation ($)(2)
                                               ---                     ------        -------------------
W.A. Coskey ~ Chairman and CEO       2008    $245,000    $ 92,000               --             $ 20,253      $  368,014
                                     2007    $245,000         --                --             $ 23,980      $  268,980
                                     2006    $245,000         --                --             $ 24,558      $  269,558
R.W. Raiford ~ Treasurer & CFO       2008    $260,000    $116,250               --             $ 21,568      $  406,465
                                     2007    $245,000    $ 65,000               --             $ 23,545      $  333,543
                                     2006    $245,000    $754,606 (3)           --             $ 24,906      $1,024,510
M.M. Patton ~ SVP, Business          2008    $230,000    $ 80,000               --             $ 24,918      $  346,904
Development
                                     2007    $210,000    $ 60,000               --             $ 23,884      $  293,881
                                     2006    $210,000    $633,326 (4)           --             $ 22,162      $  865,485
R.D. Kelley ~ SVP, Corporate         2008    $180,000    $ 60,000        $ 241,785             $ 20,720      $  273,964
Services                             2007    $160,000    $ 40,000               --             $ 21,398      $  221,398
                                     2006    $160,000         --                --             $ 13,200      $  173,200


                                                               23



------------------------------------

(1) Represents the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 12BR, except that any estimate of forfeitures related to service-based vesting condition is disregarded.
(2) Consists of benefits relating to the Executive Benefits Policy, including medical, dental, life, short-term disability, and long-term disability insurances. Also includes personal leave benefits and reimbursement for the executive's annual physical exam and Company matching contributions to the ENGlobal Corporation 401(k) Plan, as amended. The Named Executive Officers
     (as defined in Item 402(a)(3) of Regulation S-K) are eligible to receive an executive vehicle/auto allowance perquisite having an annual value of up to $9,000.
(3) 175,000 incentive stock options granted on December 4, 2006 pursuant to the ENGlobal Corporation 1998 Incentive Plan, with an exercise price of $6.83.
(4) 80,000 incentive stock options granted on April 17, 2006 pursuant to the ENGlobal Corporation 1998 Incentive Plan, with an exercise price of $11.97.

                                       24


          Grants of Plan Based Awards

          The following table sets forth information regarding each grant of an equity-based award during 2008 to the individuals named in the Summary
Compensation Table above.

                                                    Awards: Number of       Exercise or Base Price      Grant Date Fair Value
                                                   Securities Underlying    of Option Awards            of Stock and Option
  Name                     Grant Date                 Options (1)                ($/Sh)                     Awards
  ----                     ----------                 -----------                ------                     ------

R.D. Kelley              March 12, 2008                40,000                     $9.44                    $219,081

---------------------

(1)   The option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on
      December 31, 2008. Consists of options to qcquire 40,000 shares of Common Stock granted pursuant to the ENGlobal
      Corporation 1998 Incentive Plan.

          Outstanding Equity Awards at Year End

          As of December 31, 2008, the following table sets forth information regarding outstanding equity awards held by the individuals named in the Summary
Compensation Table above.

                                                                                                Option     Option
                                                          Number of Securities Underlying       Price    Expiration
       Name and Position                                        Unexercised Options (#)          ($)        Date
       -----------------                                        -----------------------          ---        ----
                                                         Exercisable             Unexercisable
                                                         -----------             -------------

W.A. Coskey ~ Chairman and CEO (1)                                --                      --         --           --
R.W. Raiford ~ Treasurer & CFO                                25,000                      --      $6.83   12/04/2016
R.W. Raiford ~ Treasurer & CFO                                 4,034                      --      $0.96   10/24/2010
R.W. Raiford ~ Treasurer & CFO                                10,424                      --      $0.96   10/31/2010
R.W. Raiford ~ Treasurer & CFO                               485,000  (2)                 --         --           --
M.M. Patton ~ SVP, Business Development                       20,000                      --      $1.25   12/13/2009
M.M. Patton ~ SVP, Business Development                       40,000                      --      $2.05   03/25/2014
M.M. Patton ~ SVP, Business Development                       64,000  (3)             16,000     $11.97   04/17/2016
M.M. Patton ~ SVP, Business Development                      300,000  (4)                 --         --           --
R.D. Kelley ~ SVP, Corporate Services                         16,000  (5)             24,000      $9.44   03/12/2018

-------------------------

(1) Mr. Coskey is a general partner of Alliance. Mr. Coskey beneficially owns 1,980,000 shares that are subject to an Option Pool Agreement pursuant to which options to acquire shares of the Company's Common
         Stock that is owned by Alliance have been granted to certain employees of ENGlobal and its subsidiaries.
(2) Includes options to acquire 485,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option
         Pool Agreement between the Company and Alliance.
(3) The option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on December 31, 2006. Consists of options to acquire 80,000 shares of Common Stock granted pursuant to the ENGlobal Corporation 1998 Incentive Plan.
(4) Includes options to acquire 300,000 shares of Common Stock at exercise prices ranging from $1.56 to $3.81 per share which become vested and are exercisable only under certain conditions set forth in the Option
         Pool Agreement between the Company and Alliance.
(5) The option vests as follows: 20% on date of grant and four equal annual installments of 20% each beginning on December 31, 2008. Consists of options to acquire 40,000 shares of Common Stock granted pursuant to the ENGlobal Corporation 1998 Incentive Plan.

         Option Exercises and Stock Vested

          As of December 31, 2008, the following table sets forth information regarding stock options exercised by the individuals named in the Summary
Compensation Table above.

                                                         Number of Shares     Value
                                                            Acquired on     Realized on
       Name and Position                                    Exercise (#)    Exercise ($)
       -----------------                                    ------------    ------------

W.A. Coskey ~ Chairman and CEO                                     --               --
R.W. Raiford ~ Treasurer & CFO                                150,000       $1,065,841
M.M. Patton ~ SVP, Business Development                            --               --
R.D. Kelley ~ SVP, Corporate Services                              --               --


                                       25



         Severance

         The following table sets forth benefits payable to the Named Executive
Officers upon the occurrence of a change in control of the Company, or the termination of employment (without cause), death or permanent disability of the Named Executive Officers, as was described at the beginning of page 17 of the Compensation Discussion and Analysis. The information in the table assumes that the subject event took place on December 31, 2008 and that the price per share of the Company's Common Stock is $3.25, the closing price on NASDAQ on December
31, 2008.

                   Name                    Termination    Voluntary      Death     Disability  Change in
                                          without Cause   Termination                           Control

  W.A. Coskey ~ Chairman and CEO Compensation:
       Severance(1)......................             --             --       --           --            --
     Benefits and Perquisites:
       Health/Dental/Medical(2)..........             --             --       --           --            --

  R.W. Raiford ~ Treasurer & CFO Compensation:
       Severance.........................       $130,000             --       --    $ 130,000            --
       Stock Options.....................             --             --       --           --     $ 1,183,400(3)
       (Unvested and Accelerated)
     Benefits and Perquisites:
       Health/Dental/Medical.............        $ 2,858             --       --    $   1,429            --

  M.M. Patton ~ SVP, Business Development
  Compensation:
       Severance.........................       $230,000             --       --    $  57,500            --
       Stock Options.....................             --             --       --           --     $   732,000(4)
       (Unvested and Accelerated)
     Benefits and Perquisites:
       Health/Dental/Medical.............         $7,404             --       --    $   1,851            --

  R.D. Kelley ~ SVP, Corporate Services
  Compensation:
       Severance.........................       $ 90,000             --       --    $  45,000            --
       Stock Options.....................             --             --       --           --     $   241,785
       (Unvested and Accelerated)
     Benefits and Perquisites:
       Health/Dental/Medical.............         $3,672             --       --    $   1,836            --
  ----------------------------------------

(1)      Mr. Coskey is not currently under an employment agreement.
(2) Pursuant to Employment Agreement, if executive's employment is terminated for any reason other than (i) for cause, as defined in the Employment Agreement, (ii) voluntary resignation, or (iii) his death, then for a period of twelve months following the date of termination of employment the Company shall continue to include the executive and his dependents under the coverage of all group health, medical and dental insurance plans and policies.
(3) Includes options valued at $1,183,400 issued by Alliance, which vest upon a change in control of the Company and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance. The strike price of the Alliance options was $2.44 as of December 31, 2008.
(4) Includes options valued at $732,000 issued by Alliance, which vest upon a change in control of the Company and are exercisable only under certain conditions set forth in the Option Pool Agreement between the Company and Alliance. The strike price of the Alliance options was $2.44 as of December 31, 2008.

Review of and Conclusion Regarding All Components of Executive Compensation

          Based on our performance during the past several years, and in light of our executives' efforts in directing the Company, the Compensation Committee and the Board have determined that the compensation paid to Mr. Coskey, as well as compensation paid to our other Named Executive Officers, serves the best interests of our stockholders and continues to emphasize programs that the Compensation Committee and the Board believe positively affect stockholder value.

                              DIRECTOR COMPENSATION

          As of December 31, 2008, the following table discloses cash and equity awards and other compensation earned, paid or awarded, as the case may be, to each of the Company's Non-employee Directors during the last fiscal year.

                               Fees Earned or     All Other
                                Paid in Cash    Compensation
        Name                       ($)           ($)(1)(2)           Total
        ----                       ---           ---------           -----

        Mr. Hale                  $36,000        $26,514.60        $62,514.60
        Mr. Gent                  $32,000        $26,514.60        $58,514.60
        Mr. Roussel               $32,000        $26,514.60        $58,514.60

------------------------

(1) Amount paid in cash to Non-employee Directors on or about March 15, 2009 for director compensation earned in 2008. Represents vested portion of 6,420 restricted stock units granted to each director on August 8, 2008. Units vest 25% quarterly on each of September 30, 2008,
         December 31, 2008, March 31, 2009, and June 14, 2009. The market closing price on September 30, 2008 and December 31, 2008 were $13.27 and $3.25, respectively. The units that vested in 2008 were settled by March 15, 2009.
(2) Represents 1,605 vested restricted stock unit awards on September 30, 2008 and 1,605 vested restricted stock unit awards on December 31, 2008 multiplied by the closing prices on those dates.

          The principal objectives of our Non-employee Director compensation programs are to: (i) compensate for time spent on the Company's behalf, (ii) ensure long-term retention, and (iii) align the compensation programs with long-term value to the Company's stockholders. We attempt to accomplish these objectives in an economical manner through a combination of reasonable director retainer fees and equity inceentive grants to the Non-employee Directors.

          Retainer Fees

          Our Non-employee Directors, Messrs. Gent, Hale and Roussel, receive a retainer of $32,000 per year. Non-employee Directors are also eligible for reimbursement of travel and other miscellaneous expenses associated with attendance at Board of Directors and Committee meetings. The chairman of the Audit Committee, Mr. Hale, receives an additional $4,000 per year.

          Restricted Stock Unit Grants

          In addition to the annual retainer, we issued grants of restricted stock units equivalent to 6,420 shares of common stock to our Non-employee
Directors on August 8, 2008. The grants were not issued pursuant to an incentive plan. These restricted stock units were intended to compensate and retain the directors over the one-year service period commencing July 1, 2008. The fair value of the awards was $93,411 per director based on the market price of $14.55 per share of the Company's stock on the date the award was granted. Upon vesting, the units are convertible into cash based on the fair value of the Company's shares at the vesting date or, if shareholder approval of the Plan is obtained, into common stock at the


                                       26



Company's option. The units vest in equal quarterly installments beginning on September 30, 2008, so long as the grantee continues to serve as an independent director of the Company. Recognition of compensation expense related to the restricted stock units commenced in the third quarter of 2008. The units that vested in 2008 are required to be settled by and were settled by March 15, 2009.
The remaining units are required to be settled by March 15, 2010.

          The Board considers the director compensation programs to be in conformity with industry standards and to be reasonable by comparison to directors' compensation at the comparable companies that we used for our evaluation of executive compensation.

                                  AUDIT MATTERS

Report of the Audit Committee

          The information contained in this Report of the Audit Committee shall not be deemed to be "soliciting material" or to be "filed" or incorporated by reference in future filings with the SEC, or to be subject to the liabilities of
Section 18 of the Securities Exchange Act of 1934, except to the extent that we specifically incorporate it by reference into a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934.

          In accordance with its written charter, the Audit Committee assists the Board in, among other things, oversight of our financial reporting process, including the effectiveness of our internal accounting and financial controls and procedures, and controls over our accounting, auditing, and financial reporting practices. A copy of the Audit Committee Charter is available on our website at www.englobal.com.

          The Board has determined that all three members of the Committee are "independent" based upon the standards adopted by the Board, which incorporate the independence requirements under applicable laws, rules and regulations.

          Management is responsible for the financial reporting process, the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States of America, our system of internal controls, and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Our independent auditors are responsible for auditing the financial statements. The Audit Committee's responsibility is to monitor and review these processes and procedures. The members of the Audit Committee are not professionally engaged in the practice of accounting or auditing and we are not professionals in those fields. The Audit
Committee relies, without independent verification, on the information provided to us and on the representations made by management that the financial statements have been prepared with integrity and objectivity and on the representations of management and the opinion of the independent auditors that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America.

          During fiscal year 2008, the Audit Committee held six meetings. The
Audit Committee's meetings were conducted so as to encourage communication among the members of the Audit Committee, management, and our independent auditors, Hein & Associates, LLP. Among other things, the Audit Committee discussed with our internal and independent auditors the overall scope and plans for ENGlobal's audits. The Audit Committee met separately with the independent auditors, with and without management, to discuss the results of their examinations and their observations and recommendations regarding our internal controls. The Audit
Committee also discussed with our independent auditors all matters required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees."


                                       27


          The Audit Committee reviewed and discussed our audited consolidated financial statements as of and for the year ended December 31, 2008 with management and our independent auditors. Management's discussions with the Audit
Committee included a review of critical accounting policies.

          The Audit Committee obtained from the independent auditors a formal written statement describing all relationships between us and our auditors that might bear on the auditors' independence consistent with the applicable requirements of the Public Company Accounting Oversight Board regarding auditors' communications with audit committees concerning independence The Audit
Committee discussed with the auditors any relationships that may have an impact on the auditors' objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee has reviewed and approved the amount of fees paid to Hein & Associates for audit and non-audit services. The Audit
Committee concluded that the provision of services by Hein & Associates is compatible with the maintenance of Hein & Associates' independence.

          At five of its meetings during 2008, the Audit Committee met with members of senior management and the independent auditors to review the certifications provided by the Chief Executive Officer and Chief Financial
Officer under the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC and the overall certification process. At these meetings, Company officers reviewed each of the Sarbanes-Oxley certification requirements concerning internal control over financial reporting and any fraud, whether or not material, involving management or other employees with a significant role in internal control over financial reporting.

          Based on the above-mentioned review and discussions with management, the internal auditors, and the independent auditors, and subject to the limitations on our role and responsibilities described above and in the Audit
Committee Charter, the Audit Committee recommended to the Board of Directors that ENGlobal's audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2008, for filing with the SEC.

                                      Audit Committee of the Board of Directors,
                                                       Randall B. Hale, Chairman
                                                             David W. Gent, P.E.
                                                                David C. Roussel

                                                                  March 11, 2009

                             Principal Auditor Fees

          The Audit Committee has appointed Hein & Associates, LLP as ENGlobal's independent auditors for the fiscal year ending December 31, 2009.
Representatives of Hein & Associates are expected to be present at the Annual
Meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

          The following table shows the fees paid or accrued by ENGlobal for the audit and other services provided by Hein & Associates for fiscal year 2008 and 2007.

                                                  2008           2007
                                                --------       --------

Audit Fees                                      $430,344       $502,048
Audit-Related Fees                                  --             --
Tax Fees                                            --             --
All Other Fees                                      --             --
                                                --------       --------
                              Total             $430,344       $502,048
                                                ========       ========


                                       28



          As defined by the SEC, (i) "audit fees" are fees for professional services rendered by the company's principal accountant for the audit of the company's annual financial statements and review of financial statements included in the company's Form 10-Q, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) "audit-related fees" are fees for assurance and related services by the company's principal accountant that are reasonably related to the performance of the audit or review of the company's financial statements and are not reported under "audit fees;" (iii) "tax fees" are fees for professional services rendered by the company's principal accountant for tax compliance, tax advice, and tax planning; and (iv) "all other fees" are fees for products and services provided by the company's principal accountant, other than the services reported under "audit fees," "audit-related fees," and "tax fees."

          Under applicable SEC rules, except for the ability to designate a portion of this responsibility as described below, the full Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditors in order to ensure that they do not impair the auditors' independence from ENGlobal. The Audit Committee may delegate pre-approval authority to a member of the Audit Committee and if it does, the decisions of that member must be presented to the full Audit Committee at its next scheduled meeting. The SEC's rules specify the types of non-audit services that an independent auditor may not provide to its audit client and establish the Audit
Committee's responsibility for administration of the engagement of the independent auditors.

          Consistent with the SEC's rules, the Audit Committee Charter requires that the Audit Committee review and pre-approve all audit services and permitted non-audit services provided by the independent auditors to ENGlobal or any of its subsidiaries, except that the Audit Committee Chairman has the right to approve up to $25,000 of services in any year. During 2008, all fees were pre-approved by the Audit Committee.

                                  OTHER MATTERS

          To the best of the knowledge, information and belief of the directors, there are no other matters which are to be acted upon at the Annual Meeting. If such matters arise, the form of proxy provides that discretionary authority is conferred on the designated persons in the enclosed form of proxy to vote with respect to such matters.

          The Company has received no notice of any other items to be submitted for consideration at the Annual Meeting and, except for reports of operations and activities by management, which are for informational purposes only and require no approval or disapproval, and consideration of the minutes of the preceding annual meeting for approval, which may involve technical corrections to the text where actions taken were incorrectly recorded, but which require no action of approval or disapproval of the subject matter, management does not know of or contemplate any other business that will be presented for action by the stockholders at the Annual Meeting. If any further business is properly presented at the Annual Meeting, the persons named as proxies will act in their discretion on behalf of the stockholders they represent.

                         STOCKHOLDER PROPOSALS FOR 2010

          The 2010 Annual Meeting of Stockholders is expected to be held in June
2010. The Company must receive by January 8, 2010 any stockholder proposal intended to be presented at the next annual meeting of stockholders for inclusion in the Company's proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, including Rule 14a-8 under the


                                       29


Securities Exchange Act of 1934, in order to be included in our proxy materials.
Proposals should be delivered to ENGlobal Corporation, 654 N. Sam Houston
Parkway E., Suite 400, Houston, Texas 77060-5914, Attention: Corporate
Secretary, prior to the specified deadline.

          SEC rules and regulations provide that if the date of the Company's
2010 Annual Meeting is advanced or delayed more than 30 days from the date of the 2010 Annual Meeting, stockholder proposals intended to be included in the proxy materials for the 2010 Annual Meeting must be received by the Company within a reasonable time before the Company begins to print and mail the proxy materials for the 2010 Annual Meeting. The Company will disclose such a change in the earliest possible Quarterly Report on Form 10-Q, upon determination by the Company that the date of the 2010 Annual Meeting will be advanced or delayed by more than 30 days from the date of the 2010 Annual Meeting. If you intend to present a proposal at our 2010 Annual Meeting, but you do not intend to have it included in our 2010 Proxy Statement, your proposal must be delivered to the Secretary of ENGlobal no later than March 24, 2010.

                          ANNUAL REPORT TO STOCKHOLDERS

          We are furnishing our annual report to our stockholders over the Internet. You may read, print and download our annual report at http://www.proxyvote.com. You may request the annual report be sent to you by mail or email by following the instructions on the notice of internet availability mailed to you on May 8, 2009. The annual report may also be read, downloaded and printed at www.englobal.com.

                       APPROVAL OF THE BOARD OF DIRECTORS

          The contents of this Proxy Statement have been approved by the Board of Directors, and the Board of Directors has authorized the mailing of this Proxy Statement to the stockholders of the Company.

                                          By Order of the Board of Directors,

                                          /s/  Natalie S. Hariston

                                          Natalie S. Hairston
                                          Chief Governance Officer and Secretary

Houston, Texas
April 30, 2009


                                       30


                                                                      Appendix A
                                                                      ----------

                              ENGLOBAL CORPORATION
                           2009 EQUITY INCENTIVE PLAN

          1. Purpose of the Plan. The purpose of the Plan is to: (i) attract and retain the best available personnel for positions of substantial responsibility,
(ii) provide additional incentive to Employees, Directors and Consultants, and
(iii) promote the success of the Company's business. The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Stock
Appreciation Rights, Restricted Stock Units, Performance Units, Performance
Shares, and Other Stock Based Awards.

          2. Definitions. As used in this Plan, the following definitions shall apply:

                  (a) "Administrator" means the Board or any of its Committees that shall be administering the Plan, in accordance with Section 4 of the Plan.

                  (b) "Applicable Laws" means the requirements relating to the administration of equity-based awards or equity compensation plans under U.S.
federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where
Awards are, or shall be, granted under the Plan.

                  (c) "Award" means, individually or collectively, a grant under the Plan of Options, SARs, Restricted Stock, Restricted Stock Units, Performance
Units, Performance Shares or Other Stock Based Awards.

                  (d) "Award Agreement" means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

                  (e) "Awarded Stock" means the Common Stock subject to an Award.

                  (f) "Board" means the Board of Directors of the Company.

                  (g) "Change in Control" means the occurrence of any of the following events:

                       (i) Any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the "beneficial owner" (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities;

                       (ii) the sale or disposition by the Company of all or substantially all of the Company's assets other than (A) the sale or disposition of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least 50% or more of the combined voting power of the outstanding voting securities of the Company at the time of the sale or (B) pursuant to a spin-off type transaction, directly or indirectly, of such assets to the Company's stockholders;

                       (iii) a change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. "Incumbent Directors" are directors who either (A) are Directors as of the effective date of the Plan, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company);

                       (iv) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; or


                                      A-1


                  (h) "Code" means the Internal Revenue Code of 1986, as amended, and the U.S. Treasury regulations promulgated thereunder. Any reference to a section of the Code shall be a reference to any successor or amended section of the Code.

                  (i) "Committee" means a committee of Directors or other individuals satisfying Applicable Laws appointed by the Board in accordance with
Section 4 of the Plan

                  (j) "Common Stock" means the Common Stock of the Company, or in the case of Performance Units, Restricted Stock Units, and certain Other
Stock Based Awards, the cash equivalent thereof, as applicable.

                  (k) "Company" means ENGlobal Corporation, a Nevada corporation, and any successor to ENGlobal Corporation.

                  (l) "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                  (m) "Director" means a member of the Board.

                  (n) "Disability" means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its sole discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

                  (o) "Dividend Equivalent" means a credit, made at the sole discretion of the Administrator, to the account of a Participant in an amount equal to the value of dividends paid on one Share for each Share represented by an Award held by such Participant. Under no circumstances shall the payment of a Dividend Equivalent be made contingent on the exercise of an Option or Stock
Appreciation Right.

                  (p) "Employee" means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.
Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

                  (q) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

                  (r) "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for Awards of the same type (which may have lower exercise prices and different terms), Awards of a different type, and/or of cash, and/or (ii) the exercise price of an outstanding Award is reduced. The terms and conditions of any Exchange Program shall be determined by the Administrator in its sole discretion.

                  (s) "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                       (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the NASDAQ Global Select Market, the NASDAQ Global Market (formerly the NASDAQ
National Market) or the NASDAQ Capital Market (formerly the NASDAQ SmallCap
Market) of the NASDAQ Stock Market, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                       (ii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair
Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or


                                      A-2


                       (iii) In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                       (iv) Notwithstanding the preceding, for federal, state, and local income tax reporting purposes and for such other purposes as the Administrator deems appropriate, the Fair Market Value shall be determined by the Administrator in accordance with uniform and nondiscriminatory standards adopted by it from time to time.

                  (t) "Incentive Stock Option" means an Option intended to qualify and receive favorable tax treatment as an incentive stock option within the meaning of Section 422 of the Code, as designated in the applicable Award
Agreement.

                  (u) "Nonstatutory Stock Option" means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock
Option.

                  (v) "Option" means an option to purchase Common Stock granted pursuant to the Plan.

                  (w) "Other Stock Based Awards" means any other awards not specifically described in the Plan that are valued in whole or in part by reference to, or are otherwise based on, Shares and are created by the Administrator pursuant to Section 12.

                  (x) "Outside Director" means an "outside director" within the meaning of Section 162(m) of the Code.

                  (y) "Parent" means a "parent corporation" with respect to the Company, whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (z) "Participant" means a Service Provider who has been granted an Award under the Plan.

                  (aa) "Performance Goals" means goals which have been established by the Committee in connection with an Award and are based on one or more of the following criteria, as determined by the Committee in its absolute and sole discretion: (i) implementation of a strategic plan, (ii) stock price,
(iii) earnings per share, (iv) total stockholder return, (v) operating margin,
(vi) stock price as a multiple of cash flow, (vii) return on equity, (viii) return on assets, (ix) return on investments, (x) operating income, (xi) net operating income, (xii) pre-tax income, (xiii) cash flow, (xiv) revenue, (xv) expenses, (xvi) earnings before interest, tax and depreciation, (xvii) economic value added, (xviii) corporate overhead costs, (xix) stockholder equity, and
(xx) corporate acquisitions.

                  (bb) "Performance Period" means the time period during which the Performance Goals or performance objectives must be met.

                  (cc) "Performance Share" means Shares issued pursuant to a Performance Share Award under Section 10 of the Plan.

                  (dd) "Performance Unit" means, pursuant to Section 10 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal to the value set forth in the Award Agreement.

                  (ee) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of Performance
Goals or other target levels of performance, or the occurrence of other events as determined by the Administrator.

                  (ff) "Plan" means this 2009 Equity Incentive Plan. The Plan was approved by the Compensation Committee of the Board on March 11, 2009 and by the stockholders on June 18, 2009.

                  (gg) "Restricted Stock" means Shares issued pursuant to a Restricted Stock Award under Section 8 or issued pursuant to the early exercise of an Option.


                                      A-3


                  (hh) "Restricted Stock Unit" means, pursuant to Sections 4 and
11 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the Fair Market Value of one Share in the Company on the date of vesting or settlement, or as otherwise set forth in the Award Agreement.

                  (ii) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                  (jj) "Section 16(b)" means Section 16(b) of the Exchange Act.

                  (kk) "Service Provider" means an Employee, Director or
Consultant.

                  (ll) "Share" means a share of Common Stock, as adjusted in accordance with Section 15 of the Plan.

                  (mm) "Stock Appreciation Right" or "SAR" means, pursuant to
Section 9 of the Plan, an unfunded and unsecured promise to deliver Shares, cash or other securities equal in value to the difference between the Fair Market
Value of a Share as of the date such SAR is exercised/settled and the Fair
Market Value of a Share as of the date such SAR was granted, or as otherwise set forth in the Award Agreement.

                  (nn) "Subsidiary" means a "subsidiary corporation" with respect to the Company, whether now or hereafter existing, as defined in Section
424(f) of the Code.

         3. Stock Subject to the Plan.

                  (a) Stock Subject to the Plan. Subject to the provisions of
Section 15 of the Plan, the maximum aggregate number of Shares that may be issued pursuant to all Awards under the Plan (including Incentive Stock Options) is 480,000 Shares. Shares shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Upon payment in Shares pursuant to the exercise of an Award, the number of Shares available for issuance under the Plan shall be reduced only by the number of Shares actually issued in such payment. If a Participant pays the exercise price
(or purchase price, if applicable) of an Award through the tender of Shares, or if Shares are tendered or withheld to satisfy any Company withholding obligations, the number of Shares so tendered or withheld shall again be available for issuance pursuant to future Awards under the Plan.

                  (b) Lapsed Awards. If any outstanding Award expires or is terminated or canceled without having been exercised or settled in full, or if Shares acquired pursuant to an Award subject to forfeiture or repurchase are forfeited or repurchased by the Company, the Shares allocable to the terminated portion of the Award or the forfeited or repurchased Shares shall again be available for grant under the Plan.

                  (c) Share Reserve. The Company, during the term of the Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         4. Administration of the Plan.

                  (a) Procedure.

                       (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                       (ii) Section 162(m). To the extent that the Administrator determines it to be desirable and necessary to qualify Awards granted under this Plan as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more Outside
Directors.


                                      A-4


                       (iii) Rule 16b-3. If a transaction is intended to be exempt under Rule 16b-3 of the Exchange Act, it shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                       (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee constituted to satisfy Applicable Laws.

                       (v) Delegation of Authority for Day-to-Day
Administration. Except to the extent prohibited by Applicable Law, the Administrator may delegate to one or more individuals the day-to-day administration of the Plan and any of the functions assigned to it in this Plan.
Such delegation may be revoked at any time.

                  (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to the Committee, the Administrator shall have the authority, in its discretion to:

                       (i) determine the Fair Market Value;

                       (ii) select the Service Providers to whom Awards may be granted under this Plan;

                       (iii) determine the number of Shares to be covered by each Award granted under this Plan;

                       (iv) approve forms of Award Agreements for use under the Plan;

                       (v) determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under this Plan, including but not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on Performance Goals or other performance criteria), any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                       (vi) reduce, with or without Participant consent, the exercise price of any Award to the then current Fair Market Value (or a higher value) if the Fair Market Value of the Common Stock covered by such Award shall have declined since the date the Award was granted;

                       (vii) institute an Exchange Program;

                       (viii) construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                       (ix) prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws and/or qualifying for preferred tax treatment under applicable foreign tax laws;

                       (x) amend the terms of any outstanding Award, including the discretionary authority to extend the post-termination exercise period of Awards and accelerate the satisfaction of any vesting criteria or waiver of forfeiture or repurchase restrictions, provided that any amendment that would adversely affect the Participant's rights under an outstanding Award shall not be made without the Participant's written consent. Notwithstanding the foregoing, an amendment shall not be treated as adversely affecting the rights of the Participant if the amendment causes an Incentive Stock Option to become a Nonstatutory Stock Option or if the amendment is made to the minimum extent necessary to avoid the adverse tax consequences of Section 409A of the Code;

                       (xi) allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the minimum amount required to be withheld.


                                      A-5


The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined, and all elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                       (xii) authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

                       (xiii) allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to the Participant under an Award;

                       (xiv) determine whether Awards shall be settled in Shares, cash or in a combination Shares and cash;

                       (xv) determine whether Awards shall be adjusted for Dividend Equivalents;

                       (xvi) create Other Stock Based Awards for issuance under the Plan;

                       (xvii) establish a program whereby Service Providers designated by the Administrator can reduce compensation otherwise payable in cash in exchange for Awards under the Plan;

                       (xviii) impose such restrictions, conditions or limitations as it determines appropriate as to the timing and manner of any resales by a Participant or other subsequent transfers by the Participant of any Shares issued as a result of or under an Award, including without limitation,
(A) restrictions under an insider trading policy, and (B) restrictions as to the use of a specified brokerage firm for such resales or other transfers;

                       (xix) establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of Performance Goals or other performance criteria, or other event that absent the election, would entitle the Participant to payment or receipt of Shares or other consideration under an Award; and

                       (xx) make all other determinations that the Administrator deems necessary or advisable for administering the Plan.

The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator.
However, the Administrator may not exercise any right or power reserved to the Board.

                  (c) Effect of Administrator's Decision. The Administrator's decisions, determinations, actions and interpretations shall be final, conclusive and binding on all persons having an interest in the Plan.

                  (d) Indemnification. The Company shall defend and indemnify members of the Board, officers and Employees of the Company or of a Parent or Subsidiary whom authority to act for the Board, the Administrator or the Company is delegated ("Indemnitees") to the maximum extent permitted by law against (i) all reasonable expenses, including reasonable attorneys' fees incurred in connection with the defense of any claim, investigation, action, suit or proceeding, or in connection with any appeal therein (collectively, a "Claim"), to which any of them is a party by reason of any action taken or failure to act in connection with the Plan, or in connection with any Award granted under the Plan; and (ii) all amounts required to be paid by them in settlement the Claim
(provided the settlement is approved by the Company) or required to be paid by them in satisfaction of a judgment in any Claim. However, no person shall be entitled to indemnification to the extent he is determined in such Claim to be liable for gross negligence, bad faith or intentional misconduct. In addition, to be entitled to indemnification, the Indemnitee must, within 30 days after written notice of the Claim, offer the Company, in writing, the opportunity, at the Company's expense, to defend the Claim. The right to indemnification shall be in addition to all other rights of indemnification available to the Indemnitee.

         5. Eligibility. Nonstatutory Stock Options, Restricted Stock, Stock
Appreciation Rights, Performance Units, Performance Shares, Restricted Stock
Units and Other Stock Based Awards may be granted to Service Providers.
Incentive Stock Options may be granted only to Employees.


                                      A-6


         6. Limitations.

                  (a) $100,000 Limitation for Incentive Stock Options. Each
Option shall be designated in the Award Agreement as either an Incentive Stock
Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock
Options shall be taken into account in the order in which they were granted. The
Fair Market Value of the Shares shall be determined as of the time the Options with respect to such Shares is granted.

                  (b) Special Limits for Grants of Options and Stock
Appreciation Rights. Subject to Section 15 of the Plan, the following special limits shall apply to Shares available for Awards under the Plan:

                       (i) the maximum number of Shares that may be subject to Options granted to any Service Provider in any calendar year shall equal 50%
Shares and contain an exercise price equal to the Fair Market Value of the Common Stock as of the date of grant; and

                       (ii) the maximum number of Shares that may be subject to Stock Appreciation Rights granted to any Service Provider in any calendar year shall equal 50% Shares and contain an exercise price equal to the Fair Market
Value of the Common Stock as of the date of grant.

Notwithstanding anything in this Section 6(b) to the contrary, in connection with a Participant's commencement as a Service Provider, the Participant may be granted Options and Stock Appreciation Rights for up to an additional 10% Shares which shall not count against the limit set forth in Sections 6(b)(i) and (ii).

         7. Stock Options.

                  (a) Term of Option. The term of each Option shall be stated in the Award Agreement. In the case of an Incentive Stock Option, the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive
Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

                  (b) Option Exercise Price and Consideration.

                       (i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                           (1)     In the case of an Incentive Stock Option

                                   (A) granted to an Employee  who, at the time
the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                   (B) granted to any Employee other than an
Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                           (2)     In the case of a Nonstatutory Stock Option,
the per Share exercise price shall be determined by the Administrator, but shall not be less than Fair Market Value for those subject to U.S. taxation. In the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.


                                      A-7


                           (3)     Notwithstanding the foregoing, Incentive
Stock Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

                       (ii) Waiting Period and Exercise Dates. At the time an
Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. The Administrator, in its sole discretion, may accelerate the satisfaction of such conditions at any time.

                  (c) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

                       (i) cash;

                       (ii) check;

                       (iii) promissory note;

                       (iv) other Shares which meet the conditions established by the Administrator to avoid adverse accounting consequences (as determined by the Administrator);

                       (v) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                       (vi) a reduction in the amount of any Company liability to the Participant, including any liability attributable to the Participant's participation in any Company-sponsored deferred compensation program or arrangement;

                       (vii) any combination of the foregoing methods of payment; or

                       (viii) any other consideration and method of payment for the issuance of Shares permitted by Applicable Laws.

                  (d) Exercise of Option.

                       (i) Procedure for Exercise; Rights as a Stockholder. Any
Option granted under this Plan shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option shall be deemed exercised when the Company receives: (x) written or electronic notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option, and (y) full payment for the Shares with respect to which the Option is exercised (including provision for any applicable tax withholding). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan or the applicable Award Agreement. Exercising an Option in any manner shall decrease the number of Shares thereafter available for sale under the Option, by the number of Shares as to which the Option is exercised.


                                      A-8


                       (ii) Termination of Relationship as a Service Provider.
If a Participant ceases to be a Service Provider, other than upon the Participant's death or Disability, the Participant may exercise his Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement).
In the absence of a specified time in the Award Agreement, the Option shall remain exercisable for 30 days following the Participant's termination after which the Option shall terminate. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award Agreement, the Option shall terminate, and the remaining Shares covered by the Option shall revert to the Plan.

                       (iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of his Disability, the Participant may exercise his Option, to the extent vested, within the time specified in the Award Agreement (but in no event later than the expiration of the term of the Option as set forth in the Award Agreement). If no time for exercise of the Option on Disability is specified in the Award Agreement, the Option shall remain exercisable for 12 months following the Participant's termination for Disability. Unless otherwise provided by the Administrator, on the date of termination for Disability, the unvested portion of the Option shall revert to the Plan. If after termination for Disability, the Participant does not exercise his Option as to all of the vested Shares within the time specified by the Award
Agreement, the Option shall terminate and the remaining Shares covered by such Option shall revert to the Plan.

                       (iv) Death of Participant. If a Participant dies while a Service Provider, the Option, to the extent vested, may be exercised within the time specified in the Award Agreement (but in no event may the Option be exercised later than the expiration of the term of the Option as set forth in the Award Agreement), by the beneficiary designated by the Participant prior to his death; provided that such designation must be acceptable to the Administrator. If no beneficiary has been designated by the Participant, then the Option may be exercised by the personal representative of the Participant's estate, or by the persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution.
If the Award Agreement does not specify a time within which the Option must be exercised following a Participant's death, it shall be exercisable for 12 months following his death. Unless otherwise provided by the Administrator, if at the time of death, the Participant is not vested as to his entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not exercised as to all of the vested Shares within the time specified by the Administrator, the Option shall terminate, and the remaining Shares covered by such Option shall revert to the Plan.

         8. Restricted Stock.

                  (a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, shall determine.

                  (b) Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, shall determine. Unless the Administrator determines otherwise, Shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on the Shares have lapsed.

                  (c) Removal of Restrictions. Except as otherwise provided in this Section 8, Shares of Restricted Stock covered by each Award made under the Plan shall be released from escrow as soon as practical after the last day of the Period of Restriction. The Administrator, in its sole discretion, may accelerate the time at which any restrictions shall lapse or be removed.

                  (d) Voting Rights. During the Period of Restriction, Service
Providers holding Shares of Restricted Stock may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.


                                      A-9



                  (e) Dividends and Other Distributions. During the Period of
Restriction, Service Providers holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares unless otherwise provided in the Award Agreement. If any dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted
Stock with respect to which they were paid.

                  (f) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and again shall become available for grant under the Plan.

         9. Stock Appreciation Rights.

                  (a) Grant of SARs. Subject to the terms and conditions of the Plan, a SAR may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion.

                  (b) Number of Shares. The Administrator shall have complete discretion to determine the number of SARs granted to any Service Provider.

                  (c) Exercise Price, Exercisability and Other Terms. The
Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan, including the sole discretion to accelerate exercisability at any time.

                  (d) SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the exercise price, the term, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

                  (e) Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Sections 7(d)(ii), 7(d)(iii) and 7(d)(iv) also shall apply to SARs.

                  (f) Payment of SAR Amount. Upon exercise of an SAR, a
Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

                       (i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

                       (ii) The number of Shares with respect to which the SAR is exercised.

         At the sole discretion of the Administrator, the payment upon the exercise of an SAR may be in cash, in Shares of equivalent value, or in some combination thereof.

         10. Performance Units and Performance Shares.

                  (a) Grant of Performance Units and Performance Shares. Subject to the terms and conditions of the Plan, Performance Units and Performance
Shares may be granted to Service Providers at any time and from time to time, as shall be determined by the Administrator, in its sole discretion. The
Administrator shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

                  (b) Value of Performance Units and Performance Shares. Each
Performance Unit shall have an initial value established by the Administrator on or before the date of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.


                                      A-10


                  (c) Performance Objectives and Other Terms. The Administrator shall set Performance Goals or other performance objectives in its sole discretion which, depending on the extent to which they are met, shall determine the number or value of Performance Units and Performance Shares that shall be paid out to the Participant. Each Award of Performance Units or Performance
Shares shall be evidenced by an Award Agreement that shall specify the Performance Period and such other terms and conditions as the Administrator, in its sole discretion, shall determine. The Administrator may set Performance
Goals or performance objectives based upon the achievement of Company-wide, divisional, or individual goals (including solely continued service), applicable federal or state securities laws, or any other basis determined by the Administrator in its sole discretion.

                  (d) Earning of Performance Units and Performance Shares. After the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payout of the number of Performance Units or Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or performance objectives have been achieved.
After the grant of Performance Units or Performance Shares, the Administrator, in its sole discretion, may reduce or waive any performance objectives for the Performance Unit or Performance Share.

                  (e) Form and Timing of Payment of Performance Units and
Performance Shares. Payment of earned Performance Units and Performance Shares shall be made after the expiration of the applicable Performance Period at the time determined by the Administrator. The Administrator, in its sole discretion, may pay earned Performance Units and Performance Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares, as applicable, at the close of the applicable Performance Period) or in a combination of cash and Shares.

                  (f) Cancellation of Performance Units or Performance Shares.
On the date set forth in the Award Agreement, all unearned or unvested
Performance Units and Performance Shares shall be forfeited to the Company, and again shall be available for grant under the Plan.

         11. Restricted Stock Units. Restricted Stock Units shall consist of a
Restricted Stock, Performance Share or Performance Unit Award that the
Administrator, in its sole discretion permits to be paid out in a lump sum, installments or on a deferred basis, in accordance with rules and procedures established by the Administrator

         12. Other Stock Based Awards. Other Stock Based Awards may be granted either alone, in addition to, or in tandem with, other Awards granted under the Plan and/or cash awards made outside of the Plan. The Administrator shall have authority to determine the Service Providers to whom and the time or times at which Other Stock Based Awards shall be made, the amount of such Other Stock
Based Awards, and all other conditions of the Other Stock Based Awards, including any dividend or voting rights.

         13. Leaves of Absence. Unless the Administrator provides otherwise, vesting of Awards granted under this Plan shall be suspended during any unpaid leave of absence and shall resume on the date the Participant returns to work on a regular schedule as determined by the Company; provided, however, that no vesting credit shall be awarded for the time vesting has been suspended during such leave of absence. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no leave of absence may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not guaranteed by statute or contract, then at the end of three months following the expiration of the leave of absence, any Incentive Stock Option held by the Participant shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory
Stock Option.

         14. Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by shall or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate.


                                      A-11


         15. Adjustments; Dissolution or Liquidation; Change in Control.

                  (a) Adjustments. If the Administrator determines, in its sole judgment, that as a result of any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), or as a result of any change in the corporate structure of the Company affecting the Shares
(including any recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company), an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Administrator shall, in the manner it deems equitable, adjust the number and class of Shares which may be delivered under the Plan, the number, class and price of Shares subject to outstanding Awards, the number and class of Shares issuable pursuant to Options, and the numerical limits in Sections 3 and 6(b). Notwithstanding the preceding, the number of Shares subject to any Award always shall be a whole number.

                  (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practical prior to the effective date of the proposed transaction. The Administrator, in its sole discretion, may provide for a Participant to have the right to exercise his Award, to the extent applicable, until 10 days prior to the transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested, an Award shall terminate immediately prior to the consummation of such proposed action.

                  (c) Change in Control.

                       (i) Stock Options and SARs. In the event of a Change in Control, each outstanding Option and SAR shall be assumed or an equivalent option or SAR substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. Unless determined otherwise by the Administrator, if the successor corporation refuses to assume or substitute for the Option or SAR, the Participant shall fully vest in and have the right to exercise the Option or SAR as to all of the Awarded Stock, including Shares as to which it would not otherwise be vested or exercisable. If an Option or SAR is not assumed or substituted on the Change in Control, the Administrator shall notify the Participant in writing or electronically that the Option or SAR shall be exercisable, to the extent vested, for a period of up to 15 days from the date of such notice, and the Option or SAR shall terminate upon the expiration of such period. For the purposes of this Section 15(c)(i), the Option or SAR shall be considered assumed if, following the Change in Control, the option or SAR confers the right to purchase or receive, for each Share of Awarded Stock subject to the Option or SAR immediately prior to the Change in Control, the consideration (whether securities, cash, or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares).
However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or SAR, for each share of Awarded
Stock subject to the Option or SAR, to be solely common stock of the successor corporation or its Parent equal in Fair Market Value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant's consent;
provided, however, a modification to performance objectives only to reflect the successor corporation's post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

                       (ii) Restricted Stock, Performance Shares, Performance
Units, Restricted Stock Units and Other Stock Based Awards. In the event of a
Change in Control, each outstanding Award of Restricted Stock, Performance
Share, Performance Unit, Other Stock Based Award and Restricted Stock Unit shall be assumed or an equivalent Restricted Stock, Performance Share, Performance
Unit, Other Stock Based Award and Restricted Stock Unit award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation.
Unless determined otherwise by the Administrator, if the successor corporation


                                      A-12



refuses to assume or substitute for the Award, the Participant shall fully vest in the Award, including as to Shares or Units that would not otherwise be vested, all applicable restrictions shall lapse, and all performance objectives and other vesting criteria shall be deemed achieved at targeted levels. For the purposes of this Section 15(c)(ii), an Award of Restricted Stock, Performance
Shares, Performance Units, Other Stock Based Awards and Restricted Stock Units shall be considered assumed if, following the Change in Control, the award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit), the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). However, if the consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide that the consideration to be received for each Share (and if a Restricted Stock Unit or Performance Unit, for each Share as determined based on the then current value of the unit) be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Plan to the contrary, an Award that vests, is earned, or is paid-out upon the satisfaction of one or more performance objectives shall not be considered assumed if the Company or its successor modifies any of the performance objectives without the Participant's consent;
provided, however, a modification to the performance objectives only to reflect the successor corporation's post-Change in Control corporate structure shall not be deemed to invalidate an otherwise valid Award assumption.

                       (iii) Outside Director Awards. Notwithstanding any provision of Sections 15(c)(i) or 15(c)(ii) to the contrary, with respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following the assumption or substitution, the Participant's status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant, then the Participant shall fully vest in and have the right to exercise his Options and Stock Appreciation Rights as to all of the Award, including Shares as to which such Awards would not otherwise be vested or exercisable, and all restrictions on Restricted Stock and Restricted Stock Units, as applicable, shall lapse, and, with respect to Performance Shares, Performance Units, and Other Stock Based Awards, all performance goals and other vesting criteria shall be deemed achieved at target levels and all other terms and conditions met.

         16. Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or a later date as is determined by the Administrator. Notice of the determination shall be provided to each Participant within a reasonable time after the date of such grant.

         17. Stockholder Approval and Term of Plan. The Plan became effective on
June 18, 2009 and thereafter shall continue in effect for a term of 10 years unless terminated earlier under Section 18 of the Plan.

         18. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

                  (b) Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary to comply with Applicable
Laws.

                  (c) Effect of Amendment or Termination. No amendment, alteration, suspension, or termination of the Plan shall materially or adversely impair the rights of any Participant, unless otherwise mutually agreed upon by the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it under this Plan with respect to Awards granted under the Plan prior to the date of termination.


                                      A-13


         19. Conditions Upon Issuance of Shares.

                  (a) Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                  (b) Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving the Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute the Shares if, in the opinion of counsel for the Company, such a representation is required.

                  (c) Taxes. No Shares shall be delivered under the Plan to any Participant or other person until the Participant or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., U.S.-federal, U.S.-state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award, the Company shall withhold or collect from the Participant an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

         20. Severability. Notwithstanding any contrary provision of the Plan or an Award to the contrary, if any one or more of the provisions (or any part thereof) of this Plan or the Awards shall be held invalid, illegal, or unenforceable in any respect, such provision shall be modified so as to make it valid, legal, and enforceable, and the validity, legality, and enforceability of the remaining provisions (or any part thereof) of the Plan or Award, as applicable, shall not in any way be affected or impaired thereby.

         21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         22. No Rights to Awards. No eligible Service Provider or other person shall have any claim to be granted any Award pursuant to the Plan, and neither the Company nor the Administrator shall be obligated to treat Participants or any other person uniformly.

         23. No Stockholder Rights. Except as otherwise provided in an Award
Agreement, a Participant shall have none of the rights of a stockholder with respect to Shares covered by an Award until the Participant becomes the record owner of the Shares.

         24. Fractional Shares. No fractional Shares shall be issued and the Administrator shall determine, in its sole discretion, whether cash shall be given in lieu of fractional Shares or whether such fractional Shares shall be eliminated by rounding up or down as appropriate.

         25. Governing Law. The Plan, all Award Agreements, and all related matters, shall be governed by the laws of the State of Texas, without regard to choice of law principles that direct the application of the laws of another state. However, the Nevada Revised Corporate Statutes shall govern any matter relating to the operation of Nevada corporations.

         26. No Effect on Terms of Employment or Consulting Relationship. The
Plan shall not confer upon any Participant any right as a Service Provider, nor shall it interfere in any way with his right or the right of the Company or a Parent or Subsidiary to terminate the Participant's service at any time, with or without cause, and with or without notice.

         27. Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income
Security Act of 1974, as amended. Neither the Company nor any Parent or Subsidiary shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any


                                      A-14



investments, including trust investments, which the Company may make to fulfill its payment obligations under this Plan. Any investments or the creation or maintenance of any trust for any Participant account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Parent or Subsidiary and Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant's creditors in any assets of the Company or Parent or Subsidiary. The Participants shall have no claim against the Company or any Parent or Subsidiary for any changes in the value of any assets that may be invested or reinvested by the company with respect to the Plan.

         28. Section 409A. It is the intention of the Company that no Award shall be "deferred compensation" subject to Section 409A of the Code, unless and to the extent that the Administrator specifically determines otherwise, and the Plan and the terms and conditions of all Awards shall be interpreted accordingly. The following rules shall apply to Awards intended to be subject to
Section 409A of the Code ("409A Awards"):

                  (a) Any distribution of a 409A Award following a separation from service that would be subject to Section 409A(a)(2)(A)(i) of the Code as a distribution following a separation from service of a "specified employee" (as defined under Section 409A(a)(2)(B)(i) of the Code) shall occur no earlier than the expiration of the six-month period following such separation from service.

                  (b) In the case of a 409A Award providing for distribution or settlement upon vesting or lapse of a risk of forfeiture, if the time of such distribution or settlement is not otherwise specified in the Plan or Award
Agreement or other governing document, the distribution or settlement shall be made no later than March 15 of the calendar year following the calendar year in which such 409A Award vested or the risk of forfeiture lapsed.

                  (c) In the case of any distribution of any other 409A Award, if the timing of such distribution is not otherwise specified in the Plan or Award Agreement or other governing document, the distribution shall be made not later than the end of the calendar year during which the settlement of the 409A
Award is specified to occur.

         29. Construction. Headings in this Plan are included for convenience and shall not be considered in the interpretation of the Plan. References to sections are to Sections of this Plan unless otherwise indicated. Pronouns shall be construed to include the masculine, feminine, neutral, singular or plural as the identity of the antecedent may require. This Plan shall be construed according to its fair meaning and shall not be strictly construed against the Company.


                                 Adopted by Resolution of the Board of Directors
                                                                   April 1, 2009


                                      A-15

                                    ENGlobal

                                   PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
                       FOR ANNUAL MEETING OF STOCKHOLDERS

         The undersigned hereby appoints William A. Coskey and Robert W. Raiford, either of them, jointly and severally, with power of substitution, to represent and to vote as designated all shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders of ENGlobal Corporation, to be held at the Hilton Houston North, 12400 Greenspoint Drive, Houston, Texas on Thursday, June 18, 2009 at 10:00 a.m., local time, or any adjournment thereof.

1.   Election of directors.

         a. William A. Coskey, P.E.              c. Randall B. Hale
         b. David W. Gent, P.E.                  d. David C. Roussel

               |_| FOR          |_| AGAINST                |_| ABSTAIN

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
         STRIKE A LINE THROUGH OR OTHERWISE STRIKE THE NOMINEE'S NAME.

2. Approval of the adoption of the ENGlobal Corporation 2009 Equity Incentive Plan authorizing 480,000 shares, the equivalent number of shares remaining under the expired ENGlobal Corporation 1998 Incentive Plan previously approved by stockholders on June 14, 2007.

               |_| FOR          |_| AGAINST                |_| ABSTAIN

|_| If you plan to attend the Annual Meeting, please check here.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES TO ENGLOBAL'S BOARD OF DIRECTORS AND FOR THE APPROVAL AND RATIFICATION OF THE ADOPTION OF THE ENGLOBAL CORPORATION 2009 EQUITY INCENTIVE PLAN, AND IN THE PROXY HOLDER'S DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING .

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and the accompanying Proxy Statement.

Please sign exactly as name appears hereon and date. If the shares are jointly held, each holder should sign. When signing as an attorney, executor, administrator, trustee, or as an officer signing for a corporation, please give full title under signature.

____________________________________                 Date: _______________

____________________________________                 Date: _______________
Signatures of Stockholder(s)



(PLEASE DATE, SIGN AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE)